The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series
           Global Target 15 Portfolio, 3rd Quarter 2006 Series
       The Nasdaq (R) Target 15 Portfolio, 3rd Quarter 2006 Series NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series
          The S&P Target 24 Portfolio, 3rd Quarter 2006 Series
          S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series
           Target Large-Cap Portfolio, 3rd Quarter 2006 Series
           Target Small-Cap Portfolio, 3rd Quarter 2006 Series
             Target Triad Portfolio, 3rd Quarter 2006 Series
    Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series


                                 FT 1155

FT 1155 is a series of a unit investment trust, the FT Series. FT 1155 consists of 11 separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide the potential for an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              FIRST TRUST (R)

                             1-800-621-9533

              The date of this prospectus is June 30, 2006
                            As amended July 5, 2006
Page 1


                            Table of Contents

Summary of Essential Information                                   3
Fee Table                                                          6
Report of Independent Registered Public Accounting Firm            9
Statements of Net Assets                                          10
Schedules of Investments                                          13
The FT Series                                                     29
Portfolios                                                        29
Risk Factors                                                      35
Hypothetical Performance Information                              38
Public Offering                                                   41
Distribution of Units                                             43
The Sponsor's Profits                                             44
The Secondary Market                                              45
How We Purchase Units                                             45
Expenses and Charges                                              45
Tax Status                                                        46
Retirement Plans                                                  49
Rights of Unit Holders                                            49
Income and Capital Distributions                                  50
Redeeming Your Units                                              50
Investing in a New Trust                                          52
Removing Securities from a Trust                                  52
Amending or Terminating the Indenture                             53
Information on the Sponsor, Trustee, Fund/SERV(R)
   Eligible Unit Servicing Agent and Evaluator                    54
Other Information                                                 55

                      Summary of Essential Information

                                  FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                Sponsor:   First Trust Portfolios L.P.
                                Trustee:   The Bank of New York
Fund/SERV Eligible Unit Servicing Agent:   FTP Services LLC
                              Evaluator:   First Trust Advisors L.P.

                                                                                                             NYSE(R)
                                                          The Dow(sm)      Global           The Nasdaq (R)   International
                                                          Target 5         Target 15        Target 15        Target 25
                                                          Portfolio, 3rd   Portfolio, 3rd   Portfolio, 3rd   Portfolio, 3rd
                                                          Quarter 2006     Quarter 2006     Quarter 2006     Quarter 2006
                                                          Series           Series           Series           Series
                                                          ______________   ______________   ______________   ______________
Initial Number of Units (1)                                 15,000           15,000           15,003           14,997
Fractional Undivided Interest in the Trust per Unit (1)   1/15,000         1/15,000         1/15,003         1/14,997
Public Offering Price:
   Aggregate Offering Price Evaluation of
       Securities per Unit (2)                             $ 9.900          $ 9.900          $ 9.900          $ 9.900
   Maximum Sales Charge of 2.95% of
       the Public Offering Price per Unit
       (2.980% of the net amount invested,
        exclusive of the deferred sales charge
         and creation and development fee) (3)             $  .295          $  .295          $  .295          $  .295
   Less Deferred Sales Charge per Unit                     $ (.145)         $ (.145)         $ (.145)         $ (.145)
   Less Creation and Development Fee per Unit              $ (.050)         $ (.050)         $ (.050)         $ (.050)
Public Offering Price per Unit (4)                         $10.000          $10.000          $10.000          $10.000
Sponsor's Initial Repurchase Price per Unit (5)            $ 9.755          $ 9.755          $ 9.755          $ 9.755
Redemption Price per Unit
     (based on aggregate underlying value of Securities
      less the deferred sales charge) (5)                  $ 9.755          $ 9.755          $ 9.755          $ 9.755
Estimated Net Annual Distribution per Unit (6)             $ .3793          $ .3956          $ .0356          $ .2575
Cash CUSIP Number                                       30270R 670       30270R 720       30270R 779       30270R 829
Reinvestment CUSIP Number                               30270R 688       30270R 738       30270R 787       30270R 837
Fee Accounts Cash CUSIP Number                          30270R 696       30270R 746       30270R 795       30270R 845
Fee Accounts Reinvestment CUSIP Number                  30270R 704       30270R 753       30270R 803       30270R 852
Fund/SERV Eligible CUSIP Number                         30270R 712       30270R 761       30270R 811       30270R 860

Security Code                                               042131           042135           042139           042143
Ticker Symbol                                               FFIJYX           FGVJYX           FTNJJX           FINTJX

First Settlement Date                                 July 6, 2006
Mandatory Termination Date (7)                        September 28, 2007
Rollover Notification Date (8)                        September 1, 2007
Special Redemption and Liquidation Period (8)         September 15, 2007 to September 28, 2007
Income Distribution Record Date                       Fifteenth day of June and December, commencing December 15, 2006.
Income Distribution Date (6)                          Last day of June and December, commencing December 31, 2006.

____________

See "Notes to Summary of Essential Information" on page 5.

                      Summary of Essential Information

                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                Sponsor:   First Trust Portfolios L.P.
                                Trustee:   The Bank of New York
Fund/SERV Eligible Unit Servicing Agent:   FTP Services LLC
                              Evaluator:   First Trust Advisors L.P.

                                                                                            Target
                                                          The S&P          S&P              Diversified
                                                          Target 24        Target SMid 60   Dividend         Target Large-Cap
                                                          Portfolio, 3rd   Portfolio, 3rd   Portfolio, 3rd   Portfolio, 3rd
                                                          Quarter 2006     Quarter 2006     Quarter 2006     Quarter 2006
                                                          Series           Series           Series           Series
                                                          ____________     ____________     ____________     ____________
Initial Number of Units (1)                                 14,999           14,993           14,995           14,978
Fractional Undivided Interest in the Trust per Unit (1)   1/14,999         1/14,993         1/14,995         1/14,978
Public Offering Price:
   Aggregate Offering Price Evaluation of
       Securities per Unit (2)                             $ 9.900          $ 9.900          $ 9.900          $ 9.900
   Maximum Sales Charge of 2.95% of
       the Public Offering Price per Unit
       (2.980% of the net amount invested,
        exclusive of the deferred sales charge
         and creation and development fee) (3)             $  .295          $  .295          $  .295          $  .295
   Less Deferred Sales Charge per Unit                     $ (.145)         $ (.145)         $ (.145)         $ (.145)
   Less Creation and Development Fee per Unit              $ (.050)         $ (.050)         $ (.050)         $ (.050)
Public Offering Price per Unit (4)                         $10.000          $10.000          $10.000          $10.000
Sponsor's Initial Repurchase Price per Unit (5)            $ 9.755          $ 9.755          $ 9.755          $ 9.755
Redemption Price per Unit
     (based on aggregate underlying value of Securities
      less the deferred sales charge) (5)                  $ 9.755          $ 9.755          $ 9.755          $ 9.755
Estimated Net Annual Distribution per Unit (6)             $ .0989          $ .1509          $ .3315          $ .0763
Cash CUSIP Number                                       30270S 108       30270S 157       30270S 207       30270S 256
Reinvestment CUSIP Number                               30270S 116       30270S 165       30270S 215       30270S 264
Fee Accounts Cash CUSIP Number                          30270S 124       30270S 173       30270S 223       30270S 272
Fee Accounts Reinvestment CUSIP Number                  30270S 132       30270S 181       30270S 231       30270S 280
Fund/SERV Eligible CUSIP Number                         30270S 140       30270S 199       30270S 249       30270S 298

Security Code                                               042147           042151           042155           042159
Ticker Symbol                                               FSPJYX           FSMDJX           FTDIJX           FTLCJX

First Settlement Date                                 July 6, 2006
Mandatory Termination Date (7)                        September 28, 2007
Rollover Notification Date (8)                        September 1, 2007
Special Redemption and Liquidation Period (8)         September 15, 2007 to September 28, 2007
Income Distribution Record Date                       Fifteenth day of June and December, commencing December 15, 2006.
Income Distribution Date (6)                          Last day of June and December, commencing December 31, 2006.

____________

See "Notes to Summary of Essential Information" on page 5.

                      Summary of Essential Information

                                  FT 1155

 At the Opening of Business on the Initial Date of Deposit-June 30, 2006

                                Sponsor:   First Trust Portfolios L.P.
                                Trustee:   The Bank of New York
Fund/SERV Eligible Unit Servicing Agent:   FTP Services LLC
                              Evaluator:   First Trust Advisors L.P.

                                                                                                            Target VIP
                                                                                                            Conservative
                                                                        Target Small-Cap  Target Triad      Equity
                                                                        Portfolio, 3rd    Portfolio, 3rd    Portfolio, 3rd
                                                                        Quarter 2006      Quarter 2006      Quarter 2006
                                                                        Series            Series            Series
                                                                        ____________      ____________      ____________
Initial Number of Units (1)                                               15,005            39,980            40,025
Fractional Undivided Interest in the Trust per Unit (1)                 1/15,005          1/39,980          1/40,025
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)        $ 9.900           $ 9.900           $ 9.900
   Maximum Sales Charge of 2.95% of the Public Offering Price per Unit
      (2.980% of the net amount invested, exclusive of the deferred sales
      charge and creation and development fee) (3)                       $  .295           $  .295           $  .295
   Less Deferred Sales Charge per Unit                                   $ (.145)          $ (.145)          $ (.145)
   Less Creation and Development Fee per Unit                            $ (.050)          $ (.050)          $ (.050)
Public Offering Price per Unit (4)                                       $10.000           $10.000           $10.000
Sponsor's Initial Repurchase Price per Unit (5)                          $ 9.755           $ 9.755           $ 9.755
Redemption Price per Unit (based on aggregate underlying value
     of Securities less the deferred sales charge) (5)                   $ 9.755           $ 9.755           $ 9.755
Estimated Net Annual Distribution per Unit (6)                           $ .0053           $ .1710           $ .1566
Cash CUSIP Number                                                     30270S 306        30270S 652        30270S 355
Reinvestment CUSIP Number                                             30270S 314        30270S 660        30270S 363
Fee Accounts Cash CUSIP Number                                        30270S 322        30270S 678        30270S 371
Fee Accounts Reinvestment CUSIP Number                                30270S 330        30270S 686        30270S 389
Fund/SERV Eligible CUSIP Number                                       30270S 348        30270S 694        30270S 397

Security Code                                                             042163            042175            042167
Ticker Symbol                                                             FSMCJX            FTRDJX            FVPCJX

First Settlement Date                                 July 6, 2006
Mandatory Termination Date (7)                        September 28, 2007
Rollover Notification Date (8)                        September 1, 2007
Special Redemption and Liquidation Period (8)         September 15, 2007 to September 28, 2007
Income Distribution Record Date                       Fifteenth day of June and December, commencing December 15, 2006.
Income Distribution Date (6)                          Last day of June and December, commencing December 31, 2006.

____________

                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on July 3, 2006, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price on the relevant stock exchange at the Evaluation Time on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price on such date. The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the offering side of the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge, a deferred sales charge and the creation and development fee. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the creation and development fee and estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such creation and development fee and estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distribution per Unit you receive will vary from that set forth above with changes in a Trust's fees and expenses, dividends received, currency exchange rates, and foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." At the rollover date for Rollover Unit holders or upon termination of a Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders. The Trustee will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, the Trustee will distribute any funds in the Capital Account as part of the final liquidation distribution.

(7) See "Amending or Terminating the Indenture."

(8) See "Investing in a New Trust."

                                 Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 15 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                         The Dow(sm)                 Global                      The Nasdaq(R)
                                                     Target 5 Portfolio          Target 15 Portfolio         Target 15 Portfolio
                                                   3rd Quarter 2006 Series     3rd Quarter 2006 Series     3rd Quarter 2006 Series
                                                   -----------------------     -----------------------     -----------------------
                                                               Amount                      Amount                      Amount
                                                               per Unit                    per Unit                    per Unit
                                                               --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------         -----        ------
Maximum Sales Charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290         .290%(d)     $.0290
                                                   =====        ======         =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
   administrative and evaluation and
   Fund/SERV Eligible Unit servicing fees          .060%        $.0060         .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .137%(f)     $.0137         .196%(f)     $.0196         .147%(f)     $.0147
                                                   -----        ------         -----        ------         -----        ------
Total                                              .197%        $.0197         .256%        $.0256         .207%        $.0207
                                                   =====        ======         =====        ======         =====        ======

                                                   NYSE(R) International         The S&P Target 24          S&P Target SMid 60
                                                         Portfolio               Target 25 Portfolio             Portfolio
                                                   3rd Quarter 2006 Series     3rd Quarter 2006 Series     3rd Quarter 2006 Series
                                                   -----------------------     -----------------------     -----------------------
                                                               Amount                      Amount                      Amount
                                                               per Unit                    per Unit                    per Unit
                                                               --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------         -----        ------
Maximum Sales Charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290         .290%(d)     $.0290
                                                   =====        ======         =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
   administrative and evaluation and
   Fund/SERV Eligible Unit servicing fees          .060%        $.0060         .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .147%(f)     $.0147         .157%(f)     $.0157         .142%(f)     $.0142
                                                   -----        ------         -----        ------         -----        ------
Total                                              .207%        $.0207         .217%        $.0217         .202%        $.0202
                                                   =====        ======         =====        ======         =====        ======

                                                      Target Diversified         Target Large-Cap             Target Small-Cap
                                                      Dividend Portfolio            Portfolio                    Portfolio
                                                   3rd Quarter 2006 Series     3rd Quarter 2006 Series     3rd Quarter 2006 Series
                                                   -----------------------     -----------------------     -----------------------
                                                                 Amount                    Amount                     Amount
                                                               per Unit                    per Unit                   per Unit
                                                               --------                    --------                   --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100         1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145         1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050         0.50%(c)     $.050
                                                   ------        ------        ------        ------        -----        ------
Maximum Sales Charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   ======       ======         ======       ======        =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290        .290%(d)     $.0290
                                                   ======       ======         ======       ======        =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
   administrative and evaluation and
   Fund/SERV Eligible Unit servicing fees          .060%        $.0060         .060%         $.0060       .060%        $.0060
Trustee's fee and other operating expenses         .107%(f)     $.0107         .107%         $.0107       .107%(f)     $.0107
                                                   -----        ------         ------        ------       -----        ------
Total                                              .167%        $.0167         .167%         $.0167       .167%        $.0167
                                                   =====        ======         ======        ======       =====        ======

                                                                                     Target VIP
                                                        Target Triad             Conservative Equity
                                                          Portfolio                  Portfolio
                                                    3rd Quarter 2006 Series    3rd Quarter 2006 Series
                                                    -----------------------    -----------------------
                                                               Amount                     Amount
                                                               per Unit                   per Unit
                                                               --------                   --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------
Maximum Sales Charge
(including creation and development fee)            2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290
                                                   =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
   administrative and evaluation and
   Fund/SERV Eligible Unit servicing fees          .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .111%(f)     $.0111         .261%(f)     $.0261
                                                   -----        ------         -----        ------
Total                                              .171%        $.0171         .321%        $.0321
                                                   =====        ======         =====        ======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust, the principal amount and distributions are rolled every 15 months into a New Trust, you are subject to a reduced transactional sales charge, and you sell your Units at the end of the periods shown. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs would be:

                                                                           1 Year     3 Years    5 Years    10 Years
                                                                           ______     _______    _______    ________
The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series                    $344       $845       $1,127     $2,315
Global Target 15 Portfolio, 3rd Quarter 2006 Series                         350        863        1,157      2,376
The Nasdaq(R) Target 15 Portfolio, 3rd Quarter 2006 Series                  345        848        1,132      2,326
NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series          345        848        1,132      2,326
The S&P Target 24 Portfolio, 3rd Quarter 2006 Series                        346        851        1,137      2,336
S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series                       344        847        1,130      2,320
Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series              341        836        1,112      2,284
Target Large-Cap Portfolio, 3rd Quarter 2006 Series                         341        836        1,112      2,284
Target Small-Cap Portfolio, 3rd Quarter 2006 Series                         341        836        1,112      2,284
Target Triad Portfolio, 3rd Quarter 2006 Series                             341        837        1,114      2,288
Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series           356        882        1,190      2,443

_____________

(a) The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum sales charge of 2.95% and the sum of any remaining deferred sales charge and creation and development fee.

(b) The deferred sales charge is a fixed dollar amount equal to $.145 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing October 20, 2006.

(c) The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period which is expected to be approximately three months from the Initial Date of Deposit. If the price you pay for your Units exceeds $10 per Unit, the creation and development fee will be less than 0.50%; if the price you pay for your Units is less than $10 per Unit, the creation and development fee will exceed 0.50%.

(d) Estimated organization costs will be deducted from the assets of each Trust at the end of the initial offering period.

(e) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f) Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                           Report of Independent
                     Registered Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 1155

We have audited the accompanying statements of net assets, including the schedules of investments, of FT 1155, comprising The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series; Global Target 15 Portfolio, 3rd Quarter 2006 Series; The Nasdaq (R) Target 15 Portfolio, 3rd Quarter 2006 Series; NYSE(R) International Target 25 Portfolio, 3rd Quarter
2006 Series; The S&P Target 24 Portfolio, 3rd Quarter 2006 Series; S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series; Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series; Target Large-Cap Portfolio, 3rd Quarter 2006 Series; Target Small-Cap Portfolio, 3rd Quarter 2006 Series; Target Triad Portfolio, 3rd Quarter 2006 Series and Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series (collectively, the "Trusts"), as of the opening of business on June 30, 2006 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, audits of the Trusts' internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinions. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets, assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York, the Trustee, and allocated among the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on June 30, 2006, by correspondence with the Trustee. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 1155, comprising The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series; Global Target 15 Portfolio, 3rd Quarter 2006 Series; The Nasdaq (R) Target 15 Portfolio, 3rd Quarter 2006 Series; NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series; The S&P Target 24 Portfolio, 3rd Quarter 2006 Series; S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series; Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series; Target Large-Cap Portfolio, 3rd Quarter 2006 Series; Target Small-Cap Portfolio, 3rd Quarter 2006 Series; Target Triad Portfolio, 3rd Quarter 2006 Series and Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series, at the opening of business on June 30, 2006 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
June 30, 2006

                          Statements of Net Assets

                                  FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                         The Nasdaq(R)      NYSE(R)
                                                 The Dow(sm)          Global Target 15   Target 15          International
                                                 Target 5 Portfolio   Portfolio          Portfolio          Target 25
                                                 3rd Quarter          3rd Quarter        3rd Quarter        Portfolio, 3rd
                                                 2006 Series          2006 Series        2006 Series        Quarter 2006 Series
                                                 __________________   ________________   _____________      ___________________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                 $148,499            $148,502            $148,527           $148,471
Less liability for reimbursement to Sponsor
   for organization costs (3)                        (435)               (435)               (435)              (435)
Less liability for deferred sales charge (4)       (2,175)             (2,175)             (2,175)            (2,175)
Less liability for creation and development fee      (750)               (750)               (750)              (750)
(5)
                                                 ________            ________            ________           ________
Net assets                                       $145,139            $145,142            $145,167           $145,111
                                                 ========            ========            ========           ========
Units outstanding                                  15,000              15,000              15,003             14,997
Net asset value per Unit (6)                     $  9.676            $  9.676            $  9.676           $  9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                            $149,999            $150,002            $150,028           $149,970
Less maximum sales charge (7)                      (4,425)             (4,425)             (4,426)            (4,424)
Less estimated reimbursement to Sponsor
   for organization costs (3)                        (435)               (435)               (435)              (435)
                                                 ________            ________            ________           ________
Net assets                                       $145,139            $145,142            $145,167           $145,111
                                                 ========            ========            ========           ========
__________

See "Notes to Statements of Net Assets" on page 12.

                          Statements of Net Assets

                                  FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                     The S&P              S&P                  Target Diversified  Target Large-Cap
                                                     Target 24            Target SMid 60       Dividend Portfolio  Portfolio
                                                     Portfolio, 3rd       Portfolio, 3rd       3rd Quarter         3rd Quarter
                                                     Quarter 2006 Series  Quarter 2006 Series  2006 Series         2006 Series
                                                     ___________________  ___________________  __________________  ________________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                     $148,491             $148,432             $148,454            $148,285
Less liability for reimbursement to Sponsor
   for organization costs (3)                            (435)                (435)                (435)               (434)
Less liability for deferred sales charge (4)           (2,175)              (2,174)              (2,174)             (2,172)
Less liability for creation and development fee (5)      (750)                (750)                (750)               (749)
                                                     ________             ________             ________            ________
Net assets                                           $145,131             $145,073             $145,095            $144,930
                                                     ========             ========             ========            ========
Units outstanding                                      14,999               14,993               14,995              14,978
Net asset value per Unit (6)                         $  9.676             $  9.676             $  9.676            $  9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                $149,991             $149,931             $149,954            $149,783
Less maximum sales charge (7)                          (4,425)              (4,423)              (4,424)             (4,419)
Less estimated reimbursement to Sponsor
   for organization costs (3)                            (435)                (435)                (435)               (434)
                                                     ________             ________             ________            ________
Net assets                                           $145,131             $145,073             $145,095            $144,930
                                                     ========             ========             ========            ========
__________

See "Notes to Statements of Net Assets" on page 12.

                          Statements of Net Assets

                                  FT 1155

 At the Opening of Business on the Initial Date of Deposit-June 30, 2006

                                                                    Target Small-Cap    Target Triad      Target VIP
                                                                    Portfolio           Portfolio         Conservative Equity
                                                                    3rd Quarter         3rd Quarter       Portfolio, 3rd
                                                                    2006 Series         2006 Series       Quarter 2006 Series
                                                                    ________________    _____________     ___________________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)  $148,547            $395,800          $396,243
Less liability for reimbursement to Sponsor for organization            (435)             (1,159)           (1,161)
  costs (3)
Less liability for deferred sales charge (4)                          (2,176)             (5,797)           (5,804)
Less liability for creation and development fee (5)                     (750)             (1,999)           (2,001)
                                                                    ________             _______          ________
Net assets                                                          $145,186            $386,845          $387,277
                                                                    ========             =======          ========
Units outstanding                                                     15,005              39,980            40,025
Net asset value per Unit (6)                                        $  9.676            $  9.676          $  9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                               $150,047            $399,798          $400,245
Less maximum sales charge (7)                                         (4,426)            (11,794)          (11,807)
Less estimated reimbursement to Sponsor for organization costs (3)      (435)             (1,159)           (1,161)
                                                                    ________            ________          ________
Net assets                                                          $145,186            $386,845          $387,277
                                                                    ========            ========          ========
__________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Each Trust invests in a diversified portfolio of common stocks. Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value. Each Trust has a Mandatory Termination Date of September 28, 2007.

(2) An irrevocable letter of credit for approximately $2,150,000 issued by The Bank of New York (approximately $150,000 will be allocated to each of The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series; Global Target 15 Portfolio, 3rd Quarter 2006 Series; The Nasdaq(R) Target 15 Portfolio, 3rd Quarter 2006 Series; NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series; The S&P Target 24 Portfolio, 3rd Quarter 2006 Series; S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series; Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series; Target Large-Cap Portfolio, 3rd Quarter 2006 Series; and Target Small-Cap Portfolio, 3rd Quarter 2006 Series; and approximately $400,000 will be allocated to each of Target Triad Portfolio, 3rd Quarter 2006 Series and Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series) has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0290 per Unit per Trust. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from a Trust ($.145 per Unit), payable to the Sponsor in three approximately equal monthly installments beginning on October 20, 2006 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through December 20, 2006. If Unit holders redeem Units before December 20, 2006 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The creation and development fee ($.050 per Unit for each Trust) is payable by a Trust on behalf of Unit holders out of assets of a Trust at the end of the initial offering period. If Units are redeemed prior to the close of the initial offering period, the fee will not be deducted from the proceeds.

(6) Net asset value per Unit is calculated by dividing a Trust's net assets by the number of Units outstanding. This figure includes organization costs and the creation and development fee, which will only be assessed to Units outstanding at the close of the initial offering period.

(7) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge and the creation and development fee) computed at the rate of 2.95% of the Public Offering Price (equivalent to 2.980% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee), assuming no reduction of the maximum sales charge as set forth under "Public Offering."

                          Schedule of Investments

         The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                          Percentage
Number                                                                    of Aggregate   Market      Cost of        Current
of         Ticker Symbol and                                              Offering       Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)(7)                            Price          Share       the Trust (2)  Yield (3)
______     ___________________________________                            ____________   _________   _____________  _________
1,072      T        AT&T Inc.                                               20%          $27.70      $ 29,694         4.80%
  893      GE       General Electric Company                                20%           33.27        29,710         3.01%
1,082      GM       General Motors Corporation                              20%           27.44        29,690         3.64%
1,278      PFE      Pfizer Inc.                                             20%           23.24        29,701         4.13%
  892      VZ       Verizon Communications Inc.                             20%           33.30        29,704         4.86%
                                                                           ____                      ________
                         Total Investments                                 100%                      $148,499
                                                                           ====                      ========
___________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

           Global Target 15 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                Percentage               Cost of
Number                                                                          of Aggregate  Market     Securities  Current
of        Ticker Symbol and                                                     Offering      Value per  to the      Dividend
Shares    Name of Issuer of Securities (1)(6)(7)                                Price         Share      Trust (2)   Yield (3)
______    ______________________________________                                ___________   ________   ________    ________
          DJIA COMPANIES (33.34%):
          ________________________
  357     T             AT&T Inc.                                                6.66%        $27.70     $  9,889      4.80%
  298     GE            General Electric Company                                 6.68%         33.27        9,914      3.01%
  361     GM            General Motors Corporation                               6.67%         27.44        9,906      3.64%
  426     PFE           Pfizer Inc.                                              6.67%         23.24        9,900      4.13%
  297     VZ            Verizon Communications Inc.                              6.66%         33.30        9,890      4.86%

          FT INDEX COMPANIES (33.34%)(4):
          _______________________________
2,282     BT/A LN       BT Group Plc                                             6.67%          4.34        9,901      5.58%
2,060     CPG LN        Compass Group Plc                                        6.66%          4.81        9,899      4.19%
2,027     GKN LN        GKN Plc                                                  6.67%          4.89        9,902      5.06%
4,148     RSA LN        Royal & Sun Alliance Insurance Group Plc                 6.67%          2.39        9,901      4.03%
4,704     VOD LN        Vodafone Group Plc                                       6.67%          2.10        9,901      5.86%

           HANG SENG INDEX COMPANIES (33.32%)(4):
          _______________________________________
5,138     2388 HK       BOC Hong Kong (Holdings) Limited                         6.66%          1.93        9,899      5.44%
3,411     1038 HK       Cheung Kong Infrastructure Holdings Limited              6.66%          2.90        9,899      4.23%
3,380     267 HK        CITIC Pacific Limited                                    6.67%          2.93        9,901      4.90%
5,758     101 HK        Hang Lung Properties Limited                             6.66%          1.72        9,899      3.82%
3,619     551 HK        Yue Yuen Industrial (Holdings) Limited                   6.67%          2.74        9,901      3.65%
                                                                               _______                   ________
                                Total Investments                              100.00%                   $148,502
                                                                               =======                   ========
_____________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

       The Nasdaq (R) Target 15 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                    Percentage       Market      Cost of
Number      Ticker Symbol and                                                       of Aggregate     Value per   Securities to
of Shares   Name of Issuer of Securities (1)(6)(7)                                  Offering Price   Share       the Trust (2)
______      ______________________________________                                  ______________   _________   _____________
  120       AKAM       Akamai Technologies, Inc.*                                     2.90%          $ 35.85     $  4,302
  134       CHRW       C.H. Robinson Worldwide, Inc.                                  4.69%            51.94        6,960
1,860       CSCO       Cisco Systems, Inc.*                                          24.98%            19.95       37,107
  110       CTSH       Cognizant Technology Solutions Corporation*                    4.99%            67.41        7,415
  170       DISH       EchoStar Communications Corporation (Class A)*                 3.52%            30.73        5,224
  118       FAST       Fastenal Company                                               3.20%            40.27        4,752
   86       GRMN       Garmin Ltd. (5)                                                6.23%           107.55        9,249
   98       JOYG       Joy Global Inc.                                                3.38%            51.21        5,018
  113       LRCX       Lam Research Corporation*                                      3.56%            46.82        5,291
  281       NVDA       NVIDIA Corporation*                                            4.06%            21.49        6,039
  134       PCAR       PACCAR Inc.                                                    7.40%            82.08       10,999
   54       SIAL       Sigma-Aldrich Corporation                                      2.65%            72.80        3,931
  591       SPLS       Staples, Inc.                                                  9.86%            24.77       14,639
  600       SBUX       Starbucks Corporation*                                        15.35%            38.00       22,800
  358       TLAB       Tellabs, Inc.*                                                 3.23%            13.41        4,801
                                                                                    _______                      ________
                            Total Investments                                       100.00%                      $148,527
                                                                                    =======                      ========
___________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

   NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                    Percentage
Number                                                                              of Aggregate    Market      Cost of
of        Ticker Symbol and                                                         Offering        Value per   Securities to
Shares    Name of Issuer of Securities (1)(5)(6)(7)                                 Price           Share       the Trust (2)
______    _________________________________________                                 ____________    _________   _____________
          Brazil (4%):
          ____________
  68      PBR         Petroleo Brasileiro S.A. (ADR)                                   4%           $ 87.89     $  5,977

          Canada (16%):
          _____________
 252      BCE         BCE Inc.                                                         4%             23.55        5,935
 112      ECA         EnCana Corp.                                                     4%             52.96        5,931
 148      SLF         Sun Life Financial Inc.                                          4%             40.23        5,954
 115      TD          The Toronto-Dominion Bank                                        4%             51.47        5,919

          France (8%):
          ____________
 274      FTE         France Telecom S.A. (ADR)                                        4%             21.70        5,946
 189      LR          Lafarge S.A.                                                     4%             31.36        5,927

          Germany (20%):
          ______________
 377      AZ          Allianz AG (ADR)                                                 4%             15.74        5,934
 133      BAY         Bayer AG (ADR)                                                   4%             44.74        5,950
 122      DCX         DaimlerChrysler AG                                               4%             48.62        5,932
 375      DT          Deutsche Telekom AG (ADR)                                        4%             15.85        5,944
 159      EON         E.ON AG (ADR)                                                    4%             37.30        5,931

          Italy (8%):
          ___________
 102      E           Eni SpA (ADR)                                                    4%             58.13        5,929
 216      TI          Telecom Italia SpA (ADR)                                         4%             27.48        5,936

          Japan (12%):
          ____________
 246      NTT         Nippon Telegraph & Telephone Corporation (ADR)                   4%             24.12        5,934
 406      DCM         NTT DoCoMo, Inc. (ADR)                                           4%             14.62        5,936
  58      TM          Toyota Motor Corporation (ADR)                                   4%            102.23        5,929

          The Netherlands (12%):
          ______________________
 220      ABN         ABN AMRO Holding N.V. (ADR)                                      4%            26.96         5,931
 351      AEG         Aegon N.V                                                        4%            16.92         5,939
 154      ING         ING Groep N.V. (ADR)                                             4%            38.61         5,946

          Norway (4%):
          ____________
 215      NHY         Norsk Hydro ASA (ADR)                                            4%            27.66         5,947

          South Korea (8%):
          _________________
 307      KEP         Korea Electric Power Corporation (ADR)                           4%            19.34         5,937
  88      PKX         POSCO (ADR)                                                      4%            67.55         5,944

          Spain (4%):
          ____________________
 213      REP         Repsol YPF, S.A.                                                 4%            27.87         5,936

          United Kingdom (4%):
          ____________________
 280      VOD         Vodafone Group Plc (ADR)                                         4%            21.24         5,947
                                                                                    ______                      ________
                       Total Investments                                              100%                      $148,471
                                                                                    ======                      ========
______________________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

          The S&P Target 24 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market       Cost of
of          Ticker Symbol and                                                     Offering        Value per    Securities to
Shares      Name of Issuer of Securities (1)(7)                                   Price           Share        the Trust (2)
______      ___________________________________                                   ____________    ________     _____________
 351        A        Agilent Technologies, Inc.*                                    7.45%         $ 31.51      $ 11,060
 222        ABI      Applera Corporation-Applied Biosystems Group                   4.92%           32.88         7,299
 386        AV       Avaya Inc.*                                                    2.95%           11.35         4,381
  12        BHI      Baker Hughes Incorporated                                      0.66%           81.18           974
  48        CPB      Campbell Soup Company                                          1.19%           36.83         1,768
 199        CINF     Cincinnati Financial Corporation                               6.24%           46.58         9,269
  59        CL       Colgate-Palmolive Company                                      2.39%           60.15         3,549
  85        DUK      Duke Energy Corporation                                        1.70%           29.69         2,524
 212        XOM      Exxon Mobil Corporation                                        8.90%           62.37        13,222
 220        GPS      The Gap, Inc.                                                  2.59%           17.44         3,837
 236        RX       IMS Health Incorporated                                        4.31%           27.14         6,405
 143        INTU     Intuit Inc.*                                                   5.78%           60.07         8,590
  63        JCP      J.C. Penney Company, Inc.                                      2.87%           67.69         4,265
 332        MCO      Moody's Corporation                                           12.08%           54.01        17,931
  15        OXY      Occidental Petroleum Corporation                               1.03%          102.25         1,534
  83        PCAR     PACCAR Inc.                                                    4.59%           82.08         6,813
 191        PEP      PepsiCo, Inc.                                                  7.65%           59.50        11,365
  27        PPL      PPL Corporation                                                0.58%           31.85           860
  88        ROK      Rockwell Automation, Inc.                                      4.30%           72.59         6,388
  86        COL      Rockwell Collins, Inc.                                         3.22%           55.56         4,778
 197        SBUX     Starbucks Corporation*                                         5.04%           38.00         7,486
 114        TMK      Torchmark Corporation                                          4.63%           60.29         6,873
  32        TXU      TXU Corp.                                                      1.27%           58.95         1,886
 122        WAT      Waters Corporation*                                            3.66%           44.54         5,434
                                                                                  _______                      ________
                          Total Investments                                       100.00%                      $148,491
                                                                                  =======                      ========
______________________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

          S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market      Cost of
of          Ticker Symbol and                                                     Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      ______________________________________                                ____________    _________   _____________
  94        AGYS     Agilysys, Inc.                                                 1.12%         $ 17.62     $  1,656
  77        AFG      American Financial Group, Inc.                                 2.23%           42.99        3,310
 150        AM       American Greetings Corporation                                 2.22%           21.97        3,295
 773        ILA      Aquila, Inc.*                                                  2.22%            4.27        3,301
 195        ARM      ArvinMeritor, Inc.                                             2.23%           16.94        3,303
  59        ATO      Atmos Energy Corporation                                       1.11%           27.82        1,641
  72        AVA      Avista Corporation                                             1.11%           22.79        1,641
  70        BZH      Beazer Homes USA, Inc.                                         2.21%           46.96        3,287
 110        CPC      Central Parking Corporation                                    1.11%           15.01        1,651
  35        CHG      CH Energy Group, Inc.                                          1.11%           47.15        1,650
  81        CNMD     CONMED Corporation*                                            1.10%           20.25        1,640
 114        CTS      CTS Corporation                                                1.11%           14.45        1,647
 138        EAS      Energy East Corporation                                        2.22%           23.86        3,293
  49        NPO      EnPro Industries, Inc.*                                        1.11%           33.69        1,651
  79        FAF      First American Corporation                                     2.22%           41.75        3,298
 101        FBC      Flagstar Bancorp, Inc.                                         1.12%           16.40        1,656
  82        FBTX     Franklin Bank Corporation*                                     1.11%           20.04        1,643
  35        GHCI     Genesis HealthCare Corporation*                                1.12%           47.57        1,665
  72        GAP      The Great Atlantic & Pacific Tea Company, Inc.                 1.11%           22.83        1,644
 103        HVT      Haverty Furniture Companies, Inc.                              1.11%           16.00        1,648
  97        IDA      IDACORP, Inc.                                                  2.22%           34.00        3,298
  40        IPCC     Infinity Property & Casualty Corporation                       1.10%           40.77        1,631
  73        SJM      The J. M. Smucker Company                                      2.23%           45.25        3,303
  63        KSU      Kansas City Southern Industries, Inc.*                         1.11%           26.25        1,654
 119        KELYA    Kelly Services, Inc.                                           2.23%           27.77        3,305
 137        LAB      LaBranche & Co Inc.*                                           1.11%           12.00        1,644
  26        LFG      LandAmerica Financial Group, Inc.                              1.12%           63.99        1,664
 114        LUK      Leucadia National Corporation                                  2.22%           28.88        3,292
  39        MAFB     MAF Bancorp, Inc.                                              1.12%           42.78        1,668
  81        MCS      The Marcus Corporation                                         1.11%           20.34        1,648

                    Schedule of Investments (cont'd.)

          S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market      Cost of
of          Ticker Symbol and                                                     Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      ______________________________________                                ____________    _________   _____________
  78        MEG      Media General, Inc.                                            2.23%         $ 42.38     $  3,306
  34        MTH      Meritage Homes Corporation*                                    1.11%           48.45        1,647
 172        MESA     Mesa Air Group, Inc.*                                          1.11%            9.60        1,651
  75        NAFC     Nash Finch Company                                             1.11%           21.95        1,646
  31        NPK      National Presto Industries, Inc.                               1.10%           52.73        1,635
  36        NEW      New Century Financial Corporation                              1.11%           45.78        1,648
 110        OCAS     Ohio Casualty Corporation                                      2.21%           29.87        3,286
 155        ORI      Old Republic International Corporation                         2.23%           21.32        3,305
  55        OSG      Overseas Shipholding Group, Inc.                               2.20%           59.50        3,272
 140        POM      Pepco Holdings, Inc.                                           2.22%           23.56        3,298
  54        PFGC     Performance Food Group Company*                                1.11%           30.40        1,642
  27        PJC      Piper Jaffray Companies, Inc.*                                 1.11%           60.75        1,640
  74        PMI      The PMI Group, Inc.                                            2.22%           44.44        3,289
 155        PSD      Puget Energy, Inc.                                             2.23%           21.35        3,309
  54        RDN      Radian Group Inc.                                              2.22%           61.09        3,299
 104        RKT      Rock-Tenn Company (Class A)                                    1.11%           15.86        1,649
  61        RYI      Ryerson Inc.                                                   1.11%           27.11        1,654
  86        SCG      SCANA Corporation                                              2.23%           38.46        3,308
 126        SCHL     Scholastic Corporation*                                        2.22%           26.19        3,300
  21        CKH      SEACOR SMIT Inc.*                                              1.10%           77.70        1,632
 250        SRP      Sierra Pacific Resources*                                      2.22%           13.18        3,295
  84        TDS      Telephone and Data Systems, Inc.                               2.23%           39.40        3,310
  68        TDW      Tidewater Inc.                                                 2.23%           48.72        3,313
 126        TOL      Toll Brothers, Inc.*                                           2.22%           26.18        3,299
  85        TRI      Triad Hospitals, Inc.*                                         2.23%           38.98        3,313
  35        TGI      Triumph Group, Inc.*                                           1.12%           47.35        1,657
 211        VSH      Vishay Intertechnology, Inc.*                                  2.22%           15.65        3,302
 148        WR       Westar Energy, Inc.                                            2.22%           22.27        3,296
  67        WPS      WPS Resources Corporation                                      2.22%           49.22        3,298
  78        YRCW     YRC Worldwide, Inc.*                                           2.23%           42.38        3,306
                                                                                  _______                     ________
                          Total Investments                                       100.00%                     $148,432
                                                                                  =======                     ========
______________________

See "Notes to Schedules of Investments" on page 27.

                          Schedule of Investments

       Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series
                                  FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                 Percentage
Number                                                                           of Aggregate    Market      Cost of
of         Ticker Symbol and                                                     Offering        Value per   Securities to
Shares     Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      _____________________________________                                ____________    _________   _____________
 134        T        AT&T Inc.                                                     2.50%         $27.70       $  3,712
 102        BDG      Bandag, Incorporated                                          2.51%          36.47          3,720
 158        BCE      BCE Inc. (5)                                                  2.51%          23.55          3,721
 118        BGG      Briggs & Stratton Corporation                                 2.49%          31.33          3,697
 213        COHU     Cohu, Inc.                                                    2.50%          17.39          3,704
  56        COP      ConocoPhillips                                                2.49%          65.97          3,694
 165        CTCI     CT Communications, Inc.                                       2.50%          22.50          3,713
  96        DOW      The Dow Chemical Company                                      2.50%          38.73          3,718
 156        EAS      Energy East Corporation                                       2.51%          23.86          3,722
 402        FBP      First BanCorp. (5)                                            2.50%           9.23          3,710
  65        FRE      Freddie Mac                                                   2.50%          57.10          3,712
 199        FMT      Fremont General Corporation                                   2.51%          18.69          3,719
 210        FDP      Fresh Del Monte Produce Inc.                                  2.50%          17.67          3,711
 190        HMA      Health Management Associates, Inc.                            2.50%          19.57          3,718
 192        INTC     Intel Corporation                                             2.50%          19.34          3,713
  79        KBH      KB HOME                                                       2.50%          46.92          3,707
  70        MDC      M.D.C. Holdings, Inc.                                         2.50%          52.93          3,705
 125        MAS      Masco Corporation                                             2.50%          29.68          3,710
 103        MRK      Merck & Co. Inc.                                              2.49%          35.89          3,697
 169        NTE      Nam Tai Electronics, Inc. (5)                                 2.50%          21.97          3,713
 169        NAFC     Nash Finch Company                                            2.50%          21.95          3,710
 102        NAT      Nordic American Tanker Shipping Limited (5)                   2.50%          36.44          3,717
  58        NOC      Northrop Grumman Corporation                                  2.50%          64.06          3,716
  68        NUE      Nucor Corporation                                             2.51%          54.86          3,731
 108        OKE      ONEOK, Inc.                                                   2.49%          34.22          3,696
 130        OMI      Owens & Minor, Inc.                                           2.50%          28.55          3,712
 170        PAS      PepsiAmericas, Inc.                                           2.51%          21.90          3,723
 160        PFE      Pfizer Inc.                                                   2.50%          23.24          3,718
 528        PIR      Pier 1 Imports, Inc.                                          2.50%           7.03          3,712
  93        PNW      Pinnacle West Capital Corporation                             2.50%          39.96          3,716
 116        RRD      R. R. Donnelley & Sons Company                                2.49%          31.90          3,700
 169        TSG      Sabre Holdings Corporation                                    2.50%          21.96          3,711
  88        TK       Teekay Shipping Corporation (5)                               2.49%          42.05          3,700
  89        TNP      Tsakos Energy Navigation Ltd. (5)                             2.49%          41.60          3,702
 100        UVV      Universal Corporation                                         2.51%          37.25          3,725
 111        VZ       Verizon Communications Inc.                                   2.49%          33.30          3,696
 550        WHI      W Holding Company, Inc. (5)                                   2.50%           6.75          3,713
 167        WR       Westar Energy, Inc.                                           2.51%          22.27          3,719
  60        WY       Weyerhaeuser Company                                          2.50%          61.89          3,713
 180        WOR      Worthington Industries, Inc.                                  2.50%          20.60          3,708
                                                                                 _______                      ________
                          Total Investments                                      100.00%                      $148,454
                                                                                 =======                      ========
______________________

See "Notes to Schedules of Investments" on page 27.

                          Schedule of Investments

           Target Large-Cap Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

Number                                                                             Percentage      Market        Cost of
of          Ticker Symbol and                                                      of Aggregate    Value per     Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                 Offering Price  Share         the Trust (2)
______      ______________________________________                                 ______________  _________     _____________
267         AES       The AES Corporation*                                           3.34%         $ 18.53       $  4,948
 71         ATI       Allegheny Technologies, Inc.                                   3.35%           70.01          4,971
112         ASD       American Standard Companies Inc.                               3.32%           44.02          4,930
151         ABI       Applera Corporation-Applied Biosystems Group                   3.35%           32.88          4,965
123         BAM       Brookfield Asset Management Inc. (5)                           3.34%           40.31          4,958
 95         CHRW      C.H. Robinson Worldwide, Inc.                                  3.33%           51.94          4,934
134         CPB       Campbell Soup Company                                          3.33%           36.83          4,935
 67         CAT       Caterpillar Inc.                                               3.36%           74.40          4,985
 10         CME       The Chicago Mercantile Exchange                                3.29%          487.72          4,877
 73         CTSH      Cognizant Technology Solutions Corporation*                    3.32%           67.41          4,921
 82         CL        Colgate-Palmolive Company                                      3.33%           60.15          4,932
107         CNX       CONSOL Energy Inc.                                             3.32%           46.05          4,927
 93         ECA       EnCana Corp. (5)                                               3.32%           52.96          4,925
167         FSL/B     Freescale Semiconductor Inc.*                                  3.34%           29.63          4,948
 46         GRMN      Garmin Ltd. (5)                                                3.34%          107.55          4,947
 73         JCP       J.C. Penney Company, Inc.                                      3.33%           67.69          4,941
 97         JOYG      Joy Global Inc.                                                3.35%           51.21          4,967
228         KR        The Kroger Co.                                                 3.34%           21.72          4,952
194         LTD       Limited Brands, Inc.                                           3.34%           25.55          4,957
 59         MRO       Marathon Oil Corporation                                       3.32%           83.55          4,930
136         WFR       MEMC Electronic Materials, Inc.*                               3.33%           36.32          4,940
230         NVDA      NVIDIA Corporation*                                            3.33%           21.49          4,943
 48         OXY       Occidental Petroleum Corporation                               3.31%          102.25          4,908
119         RHI       Robert Half International Inc.                                 3.34%           41.55          4,945
 89         COL       Rockwell Collins, Inc.                                         3.33%           55.56          4,945
 77         SLB       Schlumberger Limited                                           3.33%           64.12          4,937
224         STX       Seagate Technology (5)*                                        3.34%           22.09          4,948
130         SBUX      Starbucks Corporation*                                         3.33%           38.00          4,940
 62         SU        Suncor Energy, Inc. (5)                                        3.36%           80.28          4,977
 84         TXU       TXU Corp.                                                      3.34%           58.95          4,952
                                                                                   _______                       ________
                              Total Investments                                    100.00%                       $148,285
                                                                                   =======                       ========

___________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

           Target Small-Cap Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

Number                                                                             Percentage      Market        Cost of
of          Ticker Symbol and                                                      of Aggregate    Value per     Securities to
Shares      Name of Issuer of Securities (1)(7)                                    Offering Price  Share         the Trust (2)
______      ___________________________________                                    ______________  _________     _____________
 207        AEIS      Advanced Energy Industries, Inc.*                              1.87%         $ 13.44       $  2,782
 143        ADVS      Advent Software, Inc.*                                         3.50%           36.33          5,195
 115        ANST      Ansoft Corporation*                                            1.61%           20.76          2,387
 100        AAWW      Atlas Air Worldwide Holdings, Inc.*                            3.39%           50.34          5,034
  98        ATLS      Atlas America, Inc.*                                           2.89%           43.85          4,297
 207        BLKB      Blackbaud, Inc.                                                3.15%           22.62          4,682
 248        CELL      Brightpoint, Inc.*                                             2.25%           13.49          3,346
 142        CSH       Cash America International, Inc.                               3.08%           32.24          4,578
 367        CBIZ      CBIZ, Inc.*                                                    1.83%            7.41          2,720
 107        CHIC      Charlotte Russe Holding Inc.*                                  1.60%           22.18          2,373
 178        CBK       Christopher & Banks Corporation                                3.49%           29.11          5,182
  94        CLHB      Clean Harbors, Inc.*                                           2.52%           39.75          3,737
 106        ECLG      eCollege.com*                                                  1.52%           21.36          2,264
 184        HUBG      Hub Group, Inc.*                                               2.90%           23.39          4,304
  78        KEYS      Keystone Automotive Industries, Inc.*                          2.23%           42.48          3,313
  70        LUFK      Lufkin Industries, Inc.                                        2.74%           58.12          4,068
 124        MTLM      Metal Management, Inc.                                         2.58%           30.86          3,827
 167        MINI      Mobile Mini, Inc.*                                             3.29%           29.23          4,881
 116        MFLX      Multi-Fineline Electronix, Inc.*                               2.59%           33.21          3,852
  99        NCS       NCI Building Systems, Inc.*                                    3.47%           52.02          5,150
  94        NETL      Netlogic Microsystems Inc.*                                    2.03%           32.03          3,011
 108        NSS       NS Group, Inc.*                                                3.98%           54.76          5,914
  99        OPLK      Oplink Communications, Inc.*                                   1.25%           18.79          1,860
 154        PZZA      Papa John's International, Inc.*                               3.44%           33.20          5,113
  76        RSTI      Rofin-Sinar Technologies, Inc.*                                2.87%           56.00          4,256
 106        RTI       RTI International Metals, Inc.*                                4.02%           56.35          5,973
 259        SCSS      Select Comfort Corporation*                                    4.04%           23.17          6,001
 122        SKX       Skechers U.S.A., Inc.*                                         1.95%           23.75          2,898
  93        SPSS      SPSS Inc.*                                                     2.08%           33.21          3,089
  96        SPSX      Superior Essex Inc.*                                           1.90%           29.40          2,822
 188        SYKE      Sykes Enterprises, Incorporated*                               2.11%           16.70          3,140
  72        TRMA      Trico Marine Services, Inc.*                                   1.64%           33.75          2,430
 285        TRID      Trident Microsystems, Inc.*                                    3.47%           18.11          5,161
 197        TTMI      TTM Technologies, Inc.*                                        1.84%           13.91          2,740
 192        RMIX      U.S. Concrete, Inc.*                                           1.42%           11.01          2,114
 122        VMI       Valmont Industries, Inc.                                       3.72%           45.27          5,523
 264        WEBM      webMethods, Inc.*                                              1.68%            9.48          2,503
 140        OATS      Wild Oats Markets, Inc.*                                       1.84%           19.49          2,729
 107        WWE       World Wrestling Entertainment, Inc.                            1.23%           17.02          1,821
  86        ZIGO      Zygo Corporation*                                              0.99%           17.17          1,477
                                                                                   _______                       ________
                              Total Investments                                    100.00%                       $148,547
                                                                                   =======                       ========
___________

See "Notes to Schedules of Investments" on page 27.

                         Schedule of Investments

             Target Triad Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market      Cost of
of          Ticker Symbol and                                                     Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      ______________________________________                                ___________     ________    __________
            NYSE(R) International Target 25 Strategy Stocks (9.99%) (5):
            ____________________________________________________________
            Brazil (0.40%):
            _______________
  18        PBR      Petroleo Brasileiro S.A. (ADR)                                0.40%          $ 87.89     $  1,582

            Canada (1.60%):
            _______________
  67        BCE      BCE Inc.                                                      0.40%            23.55        1,578
  30        ECA      EnCana Corp.                                                  0.40%            52.96        1,589
  39        SLF      Sun Life Financial Inc.                                       0.40%            40.23        1,569
  31        TD       The Toronto-Dominion Bank                                     0.40%            51.47        1,596

            France (0.80%):
            _______________
  73        FTE      France Telecom S.A. (ADR)                                     0.40%            21.70        1,584
  51        LR       Lafarge S.A.                                                  0.40%            31.36        1,599

            Germany (2.01%):
            ________________
 101        AZ       Allianz AG (ADR)                                              0.40%            15.74        1,590
  35        BAY      Bayer AG (ADR)                                                0.40%            44.74        1,566
  33        DCX      DaimlerChrysler AG                                            0.41%            48.62        1,604
 100        DT       Deutsche Telekom AG (ADR)                                     0.40%            15.85        1,585
  42        EON      E.ON AG (ADR)                                                 0.40%            37.30        1,567

            Italy (0.80%):
            ______________
  27        E        Eni SpA (ADR)                                                 0.40%            58.13        1,569
  58        TI       Telecom Italia SpA (ADR)                                      0.40%            27.48        1,594

            Japan (1.19%):
            ______________
  66        NTT      Nippon Telegraph & Telephone Corporation (ADR)                0.40%            24.12        1,592
 108        DCM      NTT DoCoMo, Inc. (ADR)                                        0.40%            14.62        1,579
  15        TM       Toyota Motor Corporation (ADR)                                0.39%           102.23        1,533

            The Netherlands (1.20%):
            ________________________
  59        ABN      ABN AMRO Holding N.V. (ADR)                                   0.40%            26.96        1,591
  94        AEG      Aegon N.V                                                     0.40%            16.92        1,590
  41        ING      ING Groep N.V. (ADR)                                          0.40%            38.61        1,583

            Norway (0.40%):
            _______________
  57        NHY      Norsk Hydro ASA (ADR)                                         0.40%            27.66        1,577

            South Korea (0.79%):
            ____________________
  82        KEP      Korea Electric Power Corporation (ADR)                        0.40%            19.34        1,586
  23        PKX      POSCO (ADR)                                                   0.39%            67.55        1,554

            Spain (0.40%):
            ______________
  57        REP      Repsol YPF, S.A.                                              0.40%            27.87        1,589

            United Kingdom (0.40%):
            _______________________
  75        VOD      Vodafone Group Plc (ADR)                                      0.40%            21.24        1,593

                    Schedule of Investments (cont'd.)

             Target Triad Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market      Cost of
of          Ticker Symbol and                                                     Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      ______________________________________                                ___________     ________    __________
            Target Diversified Dividend Strategy Stocks (29.99%):
            _____________________________________________________
 107        T        AT&T Inc.                                                      0.75%         $ 27.70     $  2,964
  81        BDG      Bandag, Incorporated                                           0.75%           36.47        2,954
 126        BCE      BCE Inc. (5)                                                   0.75%           23.55        2,967
  95        BGG      Briggs & Stratton Corporation                                  0.75%           31.33        2,976
 171        COHU     Cohu, Inc.                                                     0.75%           17.39        2,974
  45        COP      ConocoPhillips                                                 0.75%           65.97        2,969
 132        CTCI     CT Communications, Inc.                                        0.75%           22.50        2,970
  77        DOW      The Dow Chemical Company                                       0.75%           38.73        2,982
 124        EAS      Energy East Corporation                                        0.75%           23.86        2,959
 322        FBP      First BanCorp. (5)                                             0.75%            9.23        2,972
  52        FRE      Freddie Mac                                                    0.75%           57.10        2,969
 159        FMT      Fremont General Corporation                                    0.75%           18.69        2,972
 168        FDP      Fresh Del Monte Produce Inc.                                   0.75%           17.67        2,968
 152        HMA      Health Management Associates, Inc.                             0.75%           19.57        2,975
 154        INTC     Intel Corporation                                              0.75%           19.34        2,978
  63        KBH      KB HOME                                                        0.75%           46.92        2,956
  56        MDC      M.D.C. Holdings, Inc.                                          0.75%           52.93        2,964
 100        MAS      Masco Corporation                                              0.75%           29.68        2,968
  83        MRK      Merck & Co. Inc.                                               0.75%           35.89        2,979
 135        NTE      Nam Tai Electronics, Inc. (5)                                  0.75%           21.97        2,966
 135        NAFC     Nash Finch Company                                             0.75%           21.95        2,963
  82        NAT      Nordic American Tanker Shipping Limited (5)                    0.75%           36.44        2,988
  46        NOC      Northrop Grumman Corporation                                   0.74%           64.06        2,947
  54        NUE      Nucor Corporation                                              0.75%           54.86        2,962
  87        OKE      ONEOK, Inc.                                                    0.75%           34.22        2,977
 104        OMI      Owens & Minor, Inc.                                            0.75%           28.55        2,969
 136        PAS      PepsiAmericas, Inc.                                            0.75%           21.90        2,978
 128        PFE      Pfizer Inc.                                                    0.75%           23.24        2,975
 422        PIR      Pier 1 Imports, Inc.                                           0.75%            7.03        2,967
  74        PNW      Pinnacle West Capital Corporation                              0.75%           39.96        2,957
  93        RRD      R. R. Donnelley & Sons Company                                 0.75%           31.90        2,967
 135        TSG      Sabre Holdings Corporation                                     0.75%           21.96        2,965
  71        TK       Teekay Shipping Corporation (5)                                0.75%           42.05        2,985
  71        TNP      Tsakos Energy Navigation Ltd. (5)                              0.75%           41.60        2,954
  80        UVV      Universal Corporation                                          0.75%           37.25        2,980
  89        VZ       Verizon Communications Inc.                                    0.75%           33.30        2,964
 440        WHI      W Holding Company, Inc. (5)                                    0.75%            6.75        2,970
 133        WR       Westar Energy, Inc.                                            0.75%           22.27        2,962
  48        WY       Weyerhaeuser Company                                           0.75%           61.89        2,971
 144        WOR      Worthington Industries, Inc.                                   0.75%           20.60        2,966

                    Schedule of Investments (cont'd.)

             Target Triad Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

                                                                                  Percentage
Number                                                                            of Aggregate    Market      Cost of
of          Ticker Symbol and                                                     Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)(6)(7)                                Price           Share       the Trust (2)
______      ______________________________________                                ____________    _________   _____________
            Target Large-Cap Strategy Stocks (60.02%):
            __________________________________________
 427        AES      The AES Corporation*                                           2.00%         $ 18.53     $  7,912
 113        ATI      Allegheny Technologies, Inc.                                   2.00%           70.01        7,911
 180        ASD      American Standard Companies Inc.                               2.00%           44.02        7,924
 241        ABI      Applera Corporation-Applied Biosystems Group                   2.00%           32.88        7,924
 196        BAM      Brookfield Asset Management Inc. (5)                           2.00%           40.31        7,901
 152        CHRW     C.H. Robinson Worldwide, Inc.                                  1.99%           51.94        7,895
 215        CPB      Campbell Soup Company                                          2.00%           36.83        7,918
 106        CAT      Caterpillar Inc.                                               1.99%           74.40        7,886
  16        CME      The Chicago Mercantile Exchange                                1.97%          487.72        7,803
 117        CTSH     Cognizant Technology Solutions Corporation*                    1.99%           67.41        7,887
 132        CL       Colgate-Palmolive Company                                      2.01%           60.15        7,940
 172        CNX      CONSOL Energy Inc.                                             2.00%           46.05        7,921
 150        ECA      EnCana Corp. (5)                                               2.01%           52.96        7,944
 267        FSL/B    Freescale Semiconductor Inc.*                                  2.00%           29.63        7,911
  74        GRMN     Garmin Ltd. (5)                                                2.01%          107.55        7,959
 117        JCP      J.C. Penney Company, Inc.                                      2.00%           67.69        7,920
 155        JOYG     Joy Global Inc.                                                2.01%           51.21        7,937
 365        KR       The Kroger Co.                                                 2.00%           21.72        7,928
 310        LTD      Limited Brands, Inc.                                           2.00%           25.55        7,920
  95        MRO      Marathon Oil Corporation                                       2.01%           83.55        7,937
 218        WFR      MEMC Electronic Materials, Inc.*                               2.00%           36.32        7,918
 369        NVDA     NVIDIA Corporation*                                            2.00%           21.49        7,930
  77        OXY      Occidental Petroleum Corporation                               1.99%          102.25        7,873
 191        RHI      Robert Half International Inc.                                 2.01%           41.55        7,936
 143        COL      Rockwell Collins, Inc.                                         2.01%           55.56        7,945
 124        SLB      Schlumberger Limited                                           2.01%           64.12        7,951
 359        STX      Seagate Technology (5)*                                        2.00%           22.09        7,930
 208        SBUX     Starbucks Corporation*                                         2.00%           38.00        7,904
  99        SU       Suncor Energy, Inc. (5)                                        2.01%           80.28        7,948
 134        TXU      TXU Corp.                                                      2.00%           58.95        7,899
                                                                                  ________                    ________
                          Total Investments                                       100.00%                     $395,800
                                                                                  ========                    ========
______________________

See "Notes to Schedules of Investments" on page 27.

                          Schedule of Investments

    Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

 At the Opening of Business on the Initial Date of Deposit-June 30, 2006

Number                                                                             Percentage       Market      Cost of
of        Ticker Symbol and                                                        of Aggregate     Value       Securities to
Shares    Name of Issuer of Securities (1)(6)(7)                                   Offering Price   per Share   the Trust (2)
______    ______________________________________                                   ______________   _________   _____________
          The Dow(sm) DART 10 Strategy Stocks (29.99%):
          ____________________________________________
243       C           Citigroup Inc.                                                 3.00%         $48.86      $11,873
286       DD          E.I. du Pont de Nemours and Company                            3.00%          41.53       11,878
190       XOM         Exxon Mobil Corporation                                        2.99%          62.37       11,850
297       HON         Honeywell International Inc.                                   3.00%          39.96       11,868
614       INTC        Intel Corporation                                              3.00%          19.34       11,875
153       IBM         International Business Machines Corporation                    3.00%          77.59       11,871
331       MRK         Merck & Co. Inc.                                               3.00%          35.89       11,880
505       MSFT        Microsoft Corporation                                          3.00%          23.54       11,888
511       PFE         Pfizer Inc.                                                    3.00%          23.24       11,876
398       DIS         The Walt Disney Company                                        3.00%          29.88       11,892

          Global Target 15 Strategy Stocks (10.03%):
          __________________________________________
          DJIA COMPANIES (3.31%):
   95     T           AT&T Inc.                                                      0.66%          27.70       2,632
   79     GE          General Electric Company                                       0.66%          33.27       2,628
   96     GM          General Motors Corporation                                     0.66%          27.44       2,634
  114     PFE         Pfizer Inc.                                                    0.67%          23.24       2,649
   79     VZ          Verizon Communications Inc.                                    0.66%          33.30       2,631

          FT INDEX COMPANIES (3.35%):
  614     BT/A LN     BT Group Plc                                                   0.67%          4.30        2,664
  555     CPG LN      Compass Group Plc                                              0.67%          4.76        2,667
  544     GKN LN      GKN Plc                                                        0.67%          4.86        2,657
1,113     RSA LN      Royal & Sun Alliance Insurance Group Plc                       0.67%          2.37        2,657
1,266     VOD LN      Vodafone Group Plc                                             0.67%          2.09        2,665

          HANG SENG INDEX COMPANIES (3.37%):
1,381     2388 HK     BOC Hong Kong (Holdings) Limited                               0.67%          1.91        2,661
  915     1038 HK     Cheung Kong Infrastructure Holdings Limited                    0.67%          2.88        2,656
  913     267 HK      CITIC Pacific Limited                                          0.68%          2.89        2,675
1,565     101 HK      Hang Lung Properties Limited                                   0.68%          1.69        2,692
  972     551 HK      Yue Yuen Industrial (Holdings) Limited                         0.67%          2.72        2,660

          The S&P Target 24 Strategy Stocks (49.97%):
          ___________________________________________
  468     A           Agilent Technologies, Inc.*                                    3.72%          31.51      14,747
  296     ABI         Applera Corporation-Applied Biosystems Group                   2.46%          32.88       9,732
  514     AV          Avaya Inc.*                                                    1.47%          11.35       5,834
   16     BHI         Baker Hughes Incorporated                                      0.33%          81.18       1,299
   64     CPB         Campbell Soup Company                                          0.59%          36.83       2,357
  265     CINF        Cincinnati Financial Corporation                               3.12%          46.58      12,344
   79     CL          Colgate-Palmolive Company                                      1.20%          60.15       4,752
  113     DUK         Duke Energy Corporation                                        0.85%          29.69       3,355
  283     XOM         Exxon Mobil Corporation                                        4.45%          62.37      17,651
  293     GPS         The Gap, Inc.                                                  1.29%          17.44       5,110
  315     RX          IMS Health Incorporated                                        2.16%          27.14       8,549
  191     INTU        Intuit Inc.*                                                   2.90%          60.07      11,473
   84     JCP         J.C. Penney Company, Inc.                                      1.43%          67.69       5,686
  443     MCO         Moody's Corporation                                            6.04%          54.01      23,926
   20     OXY         Occidental Petroleum Corporation                               0.52%         102.25       2,045
  111     PCAR        PACCAR Inc.                                                    2.30%          82.08       9,111
  254     PEP         PepsiCo, Inc.                                                  3.81%          59.50      15,113
   36     PPL         PPL Corporation                                                0.29%          31.85       1,147
  117     ROK         Rockwell Automation, Inc.                                      2.14%          72.59       8,493
  115     COL         Rockwell Collins, Inc.                                         1.61%          55.56       6,389
  262     SBUX        Starbucks Corporation*                                         2.51%          38.00       9,956
  152     TMK         Torchmark Corporation                                          2.31%          60.29       9,164
   43     TXU         TXU Corp.                                                      0.64%          58.95       2,535
  163     WAT         Waters Corporation*                                            1.83%          44.54       7,260

                     Schedule of Investments (cont'd.)

    Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                    At the Opening of Business on the
                  Initial Date of Deposit-June 30, 2006

Number                                                                              Percentage       Market      Cost of
of        Ticker Symbol and                                                         of Aggregate     Value       Securities to
Shares    Name of Issuer of Securities (1)(6)(7)                                    Offering Price   per Share   the Trust (2)
______    ______________________________________                                    ______________   _________   _____________
          Value Line(R) Target 25 Strategy Stocks (10.01%):
          ________________________________________________
 43       AKAM        Akamai Technologies, Inc.*                                      0.39%         $35.85      $1,542
 52       AMKR        Amkor Technology, Inc.*                                         0.12%           9.24         480
193       ADM         Archer-Daniels-Midland Company                                  2.00%          41.05       7,923
  7       CRS         Carpenter Technology Corporation                                0.20%         111.31         779
 14       CBK         Christopher & Banks Corporation                                 0.10%          29.11         408
 17       CTV         CommScope, Inc.*                                                0.13%          30.73         522
 18       DBRN        Dress Barn, Inc.*                                               0.12%          25.13         452
 15       GDI         Gardner Denver Inc.*                                            0.14%          36.44         547
 31       GRMN        Garmin Ltd. (5)                                                 0.84%         107.55       3,334
 14       BGC         General Cable Corporation*                                      0.12%          34.14         478
  8       GPI         Group 1 Automotive, Inc.                                        0.11%          56.29         450
 12       GYMB        The Gymboree Corporation*                                       0.10%          34.05         409
  6       HANS        Hansen Natural Corporation*                                     0.28%         185.88       1,115
 15       KEX         Kirby Corporation*                                              0.14%          36.83         552
 32       MDR         McDermott International, Inc.*                                  0.36%          45.18       1,446
358       NHY         Norsk Hydro ASA (ADR) (5)                                       2.50%          27.66       9,902
 75       BTU         Peabody Energy Corporation                                      1.04%          55.12       4,134
 11       RS          Reliance Steel & Aluminum Co.                                   0.22%          78.49         863
 18       SCSS        Select Comfort Corporation*                                     0.11%          23.17         417
 17       SKX         Skechers U.S.A., Inc.*                                          0.10%          23.75         404
 14       SHOO        Steven Madden, Ltd.                                             0.11%          29.83         418
 22       SWFT        Swift Transportation Co., Inc.*                                 0.18%          31.89         702
 14       TEX         Terex Corporation*                                              0.34%          96.88       1,356
 20       TTI         TETRA Technologies, Inc.*                                       0.15%          28.82         576
 11       TOO         Too Inc.*                                                       0.11%          38.80         427
                                                                                    _______                   ________
                           Total Investments                                        100.00%                   $396,243
                                                                                    =======                   ========
___________

                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on June 30, 2006. Such purchase contracts are expected to settle within three business days.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time) at the Evaluation Time on the business day prior to the Initial Date of Deposit. The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. The cost of the Securities to the Sponsor and the Sponsor's loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

Page 27


                                                                        Cost of Securities   Profit
                                                                        to Sponsor           (Loss)
                                                                        ___________          ______
The Dow(sm) Target 5 Portfolio, 3rd Quarter 2006 Series                 $152,097             $(3,598)
Global Target 15 Portfolio, 3rd Quarter 2006 Series                      151,570              (3,068)
The Nasdaq(R) Target 15 Portfolio, 3rd Quarter 2006 Series               149,249                (722)
NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series       149,462                (991)
The S&P Target 24 Portfolio, 3rd Quarter 2006 Series                     148,807                (316)
S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series                    149,145                (713)
Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series           149,088                (634)
Target Large-Cap Portfolio, 3rd Quarter 2006 Series                      149,102                (817)
Target Small-Cap Portfolio, 3rd Quarter 2006 Series                      149,569              (1,022)
Target Triad Portfolio, 3rd Quarter 2006 Series                          397,877              (2,077)
Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series        397,831              (1,588)

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend declared or paid on a Security by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit, without consideration of foreign withholding or changes in currency exchange rates, if applicable.

(4) Each Security represents the common stock of a foreign company which trades directly on a foreign securities exchange.

(5) Each Security represents the common stock of a foreign company which trades directly, or through an American Depositary Receipt (ADR), on a U.S. national securities exchange.

(6) Common stocks of companies headquartered or incorporated outside the United States comprise approximately 66.66%, 6.23%, 100%, 19.99%, 16.70%, 26.02% and
10.06% of the investments of Global Target 15 Portfolio, 3rd Quarter 2006 Series; The Nasdaq(R) Target 15 Portfolio, 3rd Quarter 2006 Series; NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series; Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series; Target Large-Cap Portfolio, 3rd Quarter 2006 Series; Target Triad Portfolio, 3rd Quarter 2006 Series; and Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series, respectively.

(7) Securities of companies in the following sectors comprise the percentage of the investments of the Trusts as indicated:

The Dow(sm)  Target 5 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 20%, Healthcare 20%, Industrials 20%,
Telecommunication Services 40%

Global Target 15 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 13.33%, Financial Services 19.99%, Healthcare 6.67%, Industrials 33.35%, Telecommunication Services 26.66%

The Nasdaq (R) Target 15 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 34.96%, Industrials 18.67%, Information
Technology 43.72%, Materials 2.65%

NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 8%, Energy 20%, Financial Services 24%, Materials 12%, Telecommunication Services 28%, Utilities 8%

The S&P Target 24 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 10.50%, Consumer-Staples 11.23%, Energy 10.59%, Financial Services 22.95%, Healthcare 12.89%, Industrials 12.11%,
Information Technology 16.18%, Utilities 3.55%

S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 17.76%, Consumer-Staples 5.56%, Energy 5.53%, Financial Services 24.45%, Healthcare 4.45%, Industrials 10.02%,
Information Technology 4.45%, Materials 2.22%, Telecommunication Services 2.23%, Utilities 23.33%

Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 10.01%, Consumer-Staples 10.02%, Energy 9.97%, Financial Services 10.01%, Healthcare 9.99%, Industrials 9.98%, Information Technology 10.00%, Materials 10.01%, Telecommunication Services 10.00%, Utilities 10.01%

Target Large-Cap Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 13.34%, Consumer-Staples 10.00%, Energy 19.96%, Financial Services 6.63%, Healthcare 3.35%, Industrials 20.03%,
Information Technology 16.66%, Materials 3.35%, Utilities 6.68%

Target Small-Cap Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 20.23%, Consumer-Staples 1.84%, Energy 9.61%, Financial Services 3.08%, Industrials 22.76%, Information Technology 34.46%, Materials 8.02%

Target Triad Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 11.81%, Consumer-Staples 9.01%, Energy 17.03%, Financial Services 9.37%, Healthcare 5.00%, Industrials 15.00%,
Information Technology 12.99%, Materials 6.19%, Telecommunication
Services 5.80%, Utilities 7.80%

Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series:
Consumer-Discretionary 11.26%, Consumer-Staples 7.88%, Energy 11.98%, Financial Services 16.49%, Healthcare 13.12%, Industrials 13.68%, Information Technology 17.73%, Materials 3.42%, Telecommunication Services 2.66%, Utilities, 1.78%

* This Security has not paid a cash dividend during the 12 months prior to the Initial Date of Deposit.

                       The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 1155, consists of 11 separate portfolios set forth below:

- The Dow(sm) Target 5 Portfolio
- Global Target 15 Portfolio
- The Nasdaq (R) Target 15 Portfolio
- NYSE(R) International Target 25 Portfolio
- The S&P Target 24 Portfolio
- S&P Target SMid 60 Portfolio
- Target Diversified Dividend Portfolio
- Target Large-Cap Portfolio
- Target Small-Cap Portfolio
- Target Triad Portfolio
- Target VIP Conservative Equity Portfolio

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit.
This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, FTP Services LLC as Fund/SERV(R) Eligible Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts. Fund/SERV is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), adjusted to reflect the sale, redemption or liquidation of any of the Securities or any stock split or a merger or other similar event affecting the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                        Portfolios

Objectives.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide the potential for an above-average total return. To achieve this objective, each Trust will invest in the common stocks of companies which are selected by applying a unique specialized strategy. While the Trusts seek to provide the potential for above-average total return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

The Dow(sm) Target 5 Strategy.

The Dow(sm) Target 5 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. Investing in stocks with high dividend yields may be effective in achieving the investment objective of the Trust, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The Dow(sm) Target 5 Strategy seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average(sm) ("DJIA(sm)").

The Dow(sm) Target 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 highest dividend-yielding stocks from this group.

Step 3: From the 10 stocks selected in Step 2, we select an equally-weighted portfolio of the five stocks with the lowest per share stock price for The Dow(sm) Target 5 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, The Dow(sm) Target 5 Portfolio is considered a Large-Cap Value Trust.

Global Target 15 Strategy.

The Global Target 15 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. The Trust seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index. The Global Target 15 Strategy stocks are determined as follows:

Step 1: We rank all stocks contained in the DJIA(sm), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index by dividend yield as of the business day prior to the date of this prospectus in the case of DJIA(sm) stocks or two business days prior to the date of this prospectus in the case of FT Index and Hang Seng Index stocks.

Step 2: We select the 10 highest dividend-yielding stocks in each respective index.

Step 3: We select an equally-weighted portfolio of the five stocks with the lowest per share stock price of the 10 highest-dividend yielding stocks in each respective index as of their respective selection date for the Global Target 15 Strategy.

Companies which, on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the universe of securities from which the Global Target 15 Strategy stocks are selected.

Based on the composition of the portfolio on the Initial Date of Deposit, the Global Target 15 Portfolio is considered a Large-Cap Value Trust.

The Nasdaq(R) Target 15 Strategy.

The Nasdaq(R) Target 15 Strategy selects a portfolio of the 15 Nasdaq-100 Index(R) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq(R) Target 15 Strategy stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq-100 Index(R) as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best [1] to worst [100]).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The
Nasdaq(R) Target 15 Strategy.

The stocks which comprise The Nasdaq(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of The Nasdaq(R) Target 15 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Based on the composition of the portfolio on the Initial Date of Deposit, The Nasdaq(R) Target 15 Portfolio is considered a Large-Cap Growth Trust.

NYSE(R) International Target 25 Strategy.

Incorporating international investments into an overall portfolio can offer benefits such as diversification, reduced volatility and the potential for enhanced performance. The NYSE(R) International Target 25 Portfolio provides investors with a way to strategically invest in foreign companies. The NYSE(R) International Target 25 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the NYSE International 100 Index(sm) as of two business days prior to the date of this prospectus. The Index consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

Step 2: We screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 3: We rank each remaining stock on two factors:

Factor 1:   Price to book

Factor 2:   Price to cash flow

Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 4: We purchase an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Based on the composition of the portfolio on the Initial Date of Deposit, the NYSE(R) International Target 25 Portfolio is considered a Large-Cap Value Trust.

The S&P Target 24 Strategy.

The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") which are based on the following steps:

Step 1: All of the economic sectors in the S&P 500 are ranked by market capitalization as of two business days prior to the date of this prospectus and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

Factor 1:   Trailing four quarters' return on assets, which is net
income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2:   Buyback yield, which measures the percentage decrease in
common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3:   Bullish interest indicator, which compares the number of
shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Based on the composition of the portfolio on the Initial Date of Deposit, the The S&P Target 24 Portfolio is considered a Large-Cap Growth Trust.

S&P Target SMid 60 Strategy.

This small and mid-capitalization strategy is designed to identify stocks with improving fundamental performance and sentiment. The strategy focuses on small and mid-size companies because we believe they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies. In addition, the ability to take advantage of share price discrepancies is likely to be greater with smaller stocks than with more widely followed large-cap stocks. The S&P Target SMid 60 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") as of two business days prior to the date of this prospectus.

Step 2: We rank the stocks in each index by price to book value and select the best quartile from each index-100 stocks from the S&P MidCap 400 and 150 stocks from the S&P SmallCap 600 with the lowest, but positive, price to book ratio.

Step 3: We rank each remaining stock on three factors:

- Price to cash flow;

- 12-month change in return on assets;

- 3-month price appreciation.

Step 4: We eliminate any stock with a market capitalization of less than $250 million and with average daily trading volume of less than $250,000.

Step 5: The 30 stocks from each index with the highest combined ranking on the three factors set forth in Step 3 are selected for the portfolio.

Step 6: The stocks selected from the S&P MidCap 400 are given twice the weight of the stocks selected from the S&P SmallCap 600.

Based on the composition of the portfolio on the Initial Date of Deposit, the S&P Target SMid 60 Portfolio is considered a Mid-Cap Value Trust.

Target Diversified Dividend Strategy.

The Target Diversified Dividend Strategy seeks to provide the potential for above-average total return through a combination of capital appreciation and dividend income by adhering to a simple investment strategy; however, there is no assurance the objective will be met. The Target Diversified Dividend Strategy stocks are determined as follows:

Step 1: We begin with all stocks traded on a U.S. exchange as of two business days prior to the date of this prospectus and screen for the following:

- Minimum market capitalization of $250 million;

- Minimum three-month average daily trading volume of $1.5 million; and

- Minimum stock price of $5.

Step 2: We eliminate Real Estate Investment Trusts ("REITs"), American Depositary Receipts, Registered Investment Companies and Limited
Partnerships.

Step 3: We select only those stocks with positive three-year dividend growth.

Step 4: We rank each remaining stock on three factors:

- Indicated dividend yield - 50%;

- Price to book - 25%; and

- Payout ratio - 25%.

Step 5: We purchase an equally-weighted portfolio consisting of four stocks from each of the ten major market sectors with the highest combined ranking on the three factors.

Target Large-Cap Strategy.

The Target Large-Cap Strategy invests in stocks with large market capitalizations which have recently exhibited certain positive financial attributes. The Target Large-Cap Strategy stocks are determined as follows:

Step 1: We begin with all stocks traded on a U.S. exchange as of two business days prior to the date of this prospectus and screen for the following:

- Minimum market capitalization of $6 billion;

- Minimum three month average daily trading volume of $5 million; and

- Minimum stock price of $5.

Step 2: We eliminate REITs, American Depositary Receipts, Registered Investment Companies and Limited Partnerships.

Step 3: We select only those stocks with positive one year sales growth.

Step 4: We rank the remaining stocks on three factors:

- Sustainable growth rate;

- Change in return on assets; and

- Recent price appreciation.

Step 5: We purchase an equally-weighted portfolio of the 30 stocks with the highest combined ranking on the three factors, subject to a maximum of six stocks from any one of the ten major market sectors.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Large-Cap Portfolio is considered a Large-Cap Growth Trust.

Target Small-Cap Strategy.

The Target Small-Cap Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Strategy stocks are determined as follows:

Step 1: We select the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of two business days prior to the date of this prospectus.

Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: We next select stocks with positive three-year sales growth.

Step 4: From there we select those stocks whose most recent annual earnings are positive.

Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: We select the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Strategy.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.

The stocks which comprise the Target Small-Cap Strategy are weighted by market capitalization.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Small-Cap Portfolio is considered a Small-Cap Growth Trust.

Target Triad Strategy.

The Target Triad Portfolio invests in the common stocks of companies which are selected by applying three separate uniquely specialized strategies. Finding the right mix of investments is a key factor to successful investing. Because different investments often react differently to economic and market changes, diversifying among low-correlated investments primarily helps to reduce volatility and also has the potential to enhance your returns. The Target Triad Portfolio, whose objective is to provide the potential for above-average capital appreciation, has been developed for this purpose.

The composition of the Target Triad Portfolio on the Initial Date of Deposit is as follows:

- Approximately 10% common stocks which comprise the NYSE(R)
International Target 25 Strategy;

- Approximately 30% common stocks which comprise the Target Diversified Dividend Strategy; and

- Approximately 60% common stocks which comprise the Target Large-Cap
Strategy.

The Securities which comprise the NYSE(R) International Target 25
Strategy, the Target Diversified Dividend Strategy and the Target Large-Cap Strategy portions of the Trust were chosen by applying the same selection criteria set forth above.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Triad Portfolio is considered a Large-Cap Value Trust.

Target VIP Conservative Equity Strategy.

The Target VIP Conservative Equity Strategy invests in the common stocks of companies which are selected by applying four separate uniquely specialized strategies. The strategy seeks to outperform the S&P 500 Index. The Target VIP Conservative Equity Portfolio provides investors with exposure to both growth and value stocks, as well as several different sectors of the worldwide economy. We believe this approach offers investors a better opportunity for investment success regardless of which investment styles prevail in the market. The composition of the Target VIP Conservative Equity Strategy on the Initial Date of Deposit is as follows:

- Approximately 30% common stocks which comprise The Dow(sm) DART 10
Strategy;

- Approximately 10% common stocks which comprise the Global Target 15
Strategy;

- Approximately 50% common stocks which comprise The S&P Target 24
Strategy;

- Approximately 10% common stocks which comprise the Value Line(R) Target 25 Strategy.

The Dow(sm) DART 10 Strategy.

The Dow(sm) Dividend and Repurchase Target ("DART") 10 Strategy selects a portfolio of DJIA(sm) stocks with high dividend yields and/or high buyback ratios as a means to achieving the Strategy's investment objective. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(sm) DART 10 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select an equally-weighted portfolio of the 10 stocks with the highest combined dividend yields and buyback ratios for The Dow(sm) DART 10 Strategy.

Value Line(R) Target 25 Strategy.

The Value Line(R) Target 25 Strategy invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line(R) Target 25 Strategy stocks are determined as follows:

Step 1: We start with the 100 stocks which Value Line(R) at the initial date of deposit gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and apply the following rankings as of two business days prior to the date of this prospectus.

Step 2: We rank these remaining stocks for consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3: We then rank the stocks for profitability by their return on assets.

Step 4: Finally, we rank the stocks for value based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Value Line Target 25 Strategy.

The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

The Securities which comprise the Global Target 15 Strategy and The S&P Target 24 Strategy portions of the Trust were chosen by applying the same selection criteria set forth above.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target VIP Conservative Equity Portfolio is considered a Large-Cap Blend Trust.

Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. In addition, companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of the date of this prospectus have been excluded from the universe of securities from which each Trust's Securities are selected.

From time to time in the prospectus or in marketing materials we may identify a portfolio's style and capitalization characteristics to describe the Trust. These characteristics are designed to help you better understand how the Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth stocks are those with high relative price-to-book ratios while value stocks are those with low relative price-to-book ratios. At least 65% of the stocks in a Trust on the Initial Date of Deposit must fall into either the growth or value category for a Trust itself to receive the designation. Trusts that do not meet this criteria are designated as blend Trusts. Both the weighted average market capitalization of a Trust and at least half of the Securities in a Trust must fall into the following ranges to determine its market capitalization designation: Small-Cap-less than $1.5 billion; Mid-Cap- $1.5 billion to $6 billion; Large-Cap-over $6 billion. Trusts, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

"Dow Jones Industrial Average(sm) ," "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones does not endorse, sell or promote any of the Trusts, in particular The Dow(sm) Target 5 Portfolio, Global Target 15 Portfolio and the Target VIP Conservative Equity Portfolio. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given us a license to use its indexes.

"S&P(R)," "S&P 500(R)," and "Standard & Poor's(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The S&P Target 24 Portfolio, S&P Target SMid 60 Portfolio and Target VIP Conservative Equity Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Portfolios. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

"Value Line(R)," "The Value Line Investment Survey" and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Portfolios L.P. and/or First Trust Advisors L.P. The Target VIP Conservative Equity Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trust.

"NYSE" is a registered service mark of, and "NYSE International 100 Index(sm)" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by First Trust Portfolios, L.P. The "NYSE International Target 25 Portfolio," based on the NYSE International 100 Index(sm) (the "Index"), and the Target Triad Portfolio, components of which are based on the Index, are not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

The publishers of the DJIA(sm), FT Index, Hang Seng Index, The Nasdaq-100 Index(R), the Russell 3000(R) Index, S&P 500 Index, S&P 1000 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, the Ibbotson Small-Cap Index and the NYSE International 100 Index(sm) are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

                       Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 15-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Trusts which use dividend yield as a selection criterion employ a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of such Trusts or that these Securities will increase in value.

All of the Securities in the Target Small-Cap Portfolio and certain of the Securities in certain other Trusts are issued by companies with market capitalizations of less than $1.5 billion. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.

Two of the Securities in The Nasdaq(R) Target 15 Portfolio represent approximately 40.33% of the value of the Trust. If these stocks decline in value you may lose a substantial portion of your investment.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Consumer Products. Because more than 25% of The Nasdaq (R) Target 15 Portfolio is invested in consumer product companies, the Trust is considered to be concentrated in the consumer products sector. A portfolio concentrated in a single sector may present more risks than a portfolio which is broadly diversified over several sectors. General risks of these companies include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect consumer products companies.

Industrials. The Global Target 15 Portfolio is considered to be concentrated in industrial stocks. General risks of industrial companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

Industrial companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, changes in aircraft-leasing contracts and cutbacks in profitable business travel. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for auto and truck makers and their suppliers.

Information Technology Sector. The Nasdaq(R) Target 15 Portfolio and the Target Small-Cap Portfolio are considered to be concentrated in the information technology sector. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance, and have lately experienced significant market declines in their share values. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Telecommunications Sector. The Dow(sm) Target 5 Portfolio, the Global Target 15 Portfolio and NYSE International Target 25 Portfolio are considered to be concentrated in the telecommunications sector. The market for high technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence or loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. The communications industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and communications stocks can experience rapid volatility.

Companies involved in the communications sector are currently in the midst of an industry-wide slowdown. Inability to secure additional customers, decreases in sales of network infrastructure, decreases in purchases from existing customers, overcapacity and oversupply in the industry, saturation of several key markets and weak subscriber growth have all contributed to the current industry weakness. Local phone markets have been pressured by a weak economy and by a shift to wireless phones and the Internet. In addition, sales of luxury items like second phone lines and high-speed Internet access have slowed, while pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.

Several recent high profile bankruptcies have called attention to the potentially unstable financial condition of communications companies. These bankruptcies have resulted at least in part from declines in revenues, increases in company debt and difficulties obtaining necessary capital. Certain companies involved in the industry have also faced scrutiny for overstating financial reports and the subsequent turnover of high ranking company officials.

Strategy. Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's strategy. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.

Real Estate Investment Trusts ("REITs"). One of the Securities in the S&P Target SMid 60 Portfolio is issued by a REIT. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as Microsoft Corporation, or any of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. All of the Securities in the NYSE(R) International Target 25 Portfolio and certain of the Securities in certain other Trusts are issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or a foreign securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.

The purchase and sale of the foreign Securities, other than foreign securities listed on a U.S. securities exchange, will generally occur only in foreign securities markets. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the Global Target 15 Portfolio and Target VIP Conservative Equity Portfolio is maintained by Clearstream Banking, a global custody and clearing institution which has entered into a sub-custodian relationship with the Trustee.

United Kingdom. The Global Target 15 Portfolio is considered to be concentrated in common stocks of U.K. issuers. The United Kingdom is one of 25 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. The Treaty has had the effect of eliminating most of the remaining trade barriers between the member nations and has made Europe one of the largest common markets in the world. However, the continued implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities continue to adapt to a single currency. The ongoing euro conversion process, with or without the inclusion of the United Kingdom, may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact, if any, the adoption of the euro by the United Kingdom will have on any of the Securities issued by United Kingdom companies in the Trusts.

Hong Kong. The Global Target 15 Portfolio is also considered to be concentrated in common stocks of Hong Kong issuers. Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Exchange Rates. Because securities of foreign issuers not listed on a U.S. securities exchange generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the Trusts containing securities of foreign issuers) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons.

To determine the value of foreign Securities or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators, hedge funds and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market.

           Hypothetical Performance Information

The following tables compare hypothetical performance information for the strategies employed by each Trust and the actual performances of the DJIA(sm), Nasdaq-100 Index(R), NYSE International 100 Index(sm), S&P 500 Index, S&P 1000 Index, Russell 3000(R) Index, FT Index, Hang Seng Index, Ibbotson Small-Cap Index and a combination of the DJIA(sm), FT Index and Hang Seng Index (the "Cumulative International Index Returns") in each of the full years listed below (and as of the most recent month).

These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions paid by a Trust on the purchase of Securities or taxes incurred by you.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA(sm). The DJIA(sm) consists of 30 U.S. stocks chosen by the editors of The Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA(sm) are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

Nasdaq-100 Index(R). The Nasdaq-100 Index(R) consists of the 100 largest and most active non-financial domestic and international companies listed on the Nasdaq National Market System.

NYSE International 100 Index(sm). The NYSE International 100 Index(sm) is an unmanaged index of the 100 largest non-U.S. stocks trading on the New York Stock Exchange. The NYSE International 100 Index(sm) assumes that all dividends received during a year are reinvested on a daily basis.

Russell 3000(R) Index. The Russell 3000(R) Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000(R) Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

S&P 1000 Index. The S&P 1000 is a combination of the S&P MidCap 400 (the most widely used index for mid-size companies) and the S&P SmallCap 600 (an index of 600 U.S. small-cap companies), where the S&P MidCap 400 represents approximately 70% of the index and S&P SmallCap 600 represents approximately 30% of the index).

Financial Times Industrial Ordinary Share Index. The FT Index consists of 30 common stocks chosen by the editors of The Financial Times as being representative of British industry and commerce.

Hang Seng Index. The Hang Seng Index consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. and is intended to represent four major market sectors: commerce and industry, finance, property and utilities.

Ibbotson Small-Cap Index. The Ibbotson Small-Cap Index is a market capitalization weighted index of the ninth and tenth deciles of the New York Stock Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

                          COMPARISON OF TOTAL RETURN(2)

 (Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

                         Hypothetical Strategy Total Returns(1)

           The         The         The         NYSE(R)                    The S&P
           Dow(sm)     Global      Nasdaq(R)   International  The S&P     Target
           Target 5    Target 15   Target 15   Target 25      Target 24   SMid 60
Year       Strategy    Strategy    Strategy    Strategy       Strategy    Strategy
----       --------    ---------   ---------   ---------      ---------   --------
1972        18.92%
1973        17.25%
1974        -7.77%
1975        61.40%
1976        37.90%
1977         2.95%
1978        -1.25%
1979         7.23%
1980        38.62%      47.73%
1981         0.68%      -2.49%
1982        40.28%      -5.25%
1983        33.39%      12.85%
1984         8.49%      26.91%
1985        35.32%      50.75%
1986        27.97%      35.02%      18.93%                     17.97%
1987         8.06%      14.73%      11.41%                      1.52%
1988        18.69%      21.38%      -3.06%                      4.36%
1989         7.93%      13.21%      34.32%                     22.28%
1990       -17.95%       0.62%      -7.78%                      6.53%
1991        58.69%      37.28%     105.33%                     40.08%
1992        20.10%      23.72%      -2.62%                     -1.56%
1993        31.05%      62.19%      25.66%                      8.14%
1994         5.68%      -9.67%       7.87%                      5.02%
1995        27.59%      10.72%      50.56%                     39.03%     24.27%
1996        23.35%      18.16%      56.70%      25.84%         31.25%     13.26%
1997        17.21%      -8.80%      32.16%      23.07%         30.14%     42.49%
1998         9.72%      10.77%     118.99%      15.10%         39.68%      4.83%
1999        -9.63%       6.22%      96.71%      63.84%         40.67%     24.04%
2000         8.46%       2.54%     -16.95%      10.85%          3.75%     14.31%
2001        -5.10%      -1.21%     -26.74%     -14.12%        -10.89%     32.02%
2002       -12.90%     -14.33%     -26.47%     -20.76%        -19.23%     -5.57%
2003        20.15%      35.93%      34.92%      39.74%         23.22%     46.15%
2004         9.68%      28.97%      -3.60%      23.56%         13.60%     23.64%
2005        -2.97%      11.41%       1.54%      13.64%          3.84%      3.26%
2006        18.71%      13.08%      -9.63%       9.02%         -3.95%      9.51%
(thru 6/30)

         Target                                                     Target VIP
         Diversified  Target          Target         Target         Conservative
         Dividend     Large-Cap       Small-Cap      Triad          Equity
Year     Strategy     Strategy        Strategy       Strategy       Strategy
----     --------     ---------       ---------      ---------      -----------
1972                                     8.94%
1973                                   -27.05%
1974                                   -36.71%
1975                                    37.12%
1976                                    42.61%
1977                                    13.55%
1978                                    14.84%
1979                                    37.76%
1980                                    58.67%
1981                                   -11.75%
1982                                    48.10%
1983                                    28.16%
1984                                    -3.51%
1985                                    47.65%
1986                                    20.57%                       25.34%
1987                                    12.29%                        4.59%
1988                                    20.41%                        8.15%
1989                                    23.29%                       24.62%
1990                                    -1.37%                        3.16%
1991                                    56.28%                       44.17%
1992                                    24.97%                        3.01%
1993                                    19.71%                       18.18%
1994                                    -0.35%                        2.07%
1995      26.61%       29.86%           38.62%                       36.22%
1996      14.73%       25.11%           32.02%        20.98%         32.35%
1997      25.86%       41.45%           13.98%        34.94%         24.32%
1998      12.54%       37.22%           -0.61%        27.60%         35.04%
1999      17.23%       33.86%           10.25%        31.87%         36.71%
2000      19.93%        8.39%            2.87%        12.10%          3.34%
2001      29.27%       -4.01%           -3.83%         4.95%        -10.42%
2002     -10.60%      -10.81%          -16.27%       -11.74%        -18.95%
2003      46.99%       34.24%           53.26%        38.62%         24.65%
2004      20.34%       16.87%           19.40%        18.58%         12.78%
2005       1.98%       17.38%           13.31%        12.38%          3.62%
2006       5.67%        7.66%           15.96%         7.20%          0.40%
(thru 6/30)

                            Comparison of Total Return (2)

                                   Index Total Returns
                                                                                                                  Cumulative
                    Nasdaq-    NYSE                      S&P       Russell                Hang       Ibbotson     International
                    100        International  S&P 500    1000      3000(R)   FT           Seng       Small-Cap    Index
Year      DJIA(sm)  Index(R)   100 Index(sm)  Index      Index     Index     Index        Index      Index        Returns(3)
----      --------  ---------  -------------  -------    ------    ------    -----        -----      ---------    -------------
1972       18.38%                              18.89%                                                  4.43%
1973      -13.20%                             -14.57%                                                -30.90%
1974      -23.64%                             -26.33%                                                -19.95%
1975       44.46%                              36.84%                                                 52.82%
1976       22.80%                              23.64%                                                 57.38%
1977      -12.91%                              -7.25%                                                 25.38%
1978        2.66%                               6.49%                                                 23.46%
1979       10.60%                              18.22%                                                 43.46%
1980       21.90%                              32.11%                         31.77%       65.48%     38.88%       39.72%
1981       -3.61%                              -4.92%                         -5.30%      -12.34%     13.88%       -7.08%
1982       26.85%                              21.14%                          0.42%      -48.01%     28.01%       -6.91%
1983       25.82%                              22.28%                         21.94%       -2.04%     39.67%       15.24%
1984        1.29%                               6.22%                          2.15%       42.61%     -6.67%       15.35%
1985       33.28%                              31.77%                         54.74%       50.95%     24.66%       46.32%
1986       27.00%     6.89%                    18.31%                         24.36%       51.16%      6.85%       34.18%
1987        5.66%    10.49%                     5.33%                         37.13%       -6.84%     -9.30%       11.99%
1988       16.03%    13.54%                    16.64%                          9.00%       21.04%     22.87%       15.36%
1989       32.09%    26.17%                    31.35%                         20.07%       10.59%     10.18%       20.92%
1990       -0.73%   -10.41%                    -3.30%                         11.03%       11.71%    -21.56%        7.34%
1991       24.19%    64.99%                    30.40%                          8.77%       50.68%     44.63%       27.88%
1992        7.39%     8.86%                     7.62%                         -3.13%       34.73%     23.35%       12.99%
1993       16.87%    11.67%                     9.95%                         19.22%      124.95%     20.98%       53.68%
1994        5.03%     1.74%                     1.34%                          1.97%      -29.34%      3.11%       -7.45%
1995       36.67%    43.01%                    37.22%     30.69%    35.72%    16.21%       27.52%     34.66%       26.80%
1996       28.71%    42.74%     18.50%         22.82%     19.85%    21.41%    18.35%       37.86%     17.62%       28.31%
1997       24.82%    20.76%     19.20%         33.21%     30.26%    31.56%    14.78%      -17.69%     22.78%        7.30%
1998       18.03%    85.43%     22.64%         28.57%     13.20%    23.81%    12.32%       -2.60%     -7.38%        9.25%
1999       27.06%   102.08%     41.93%         20.94%     14.11%    20.80%    15.14%       71.34%     28.96%       37.85%
2000       -4.70%   -36.82%    -20.67%         -9.08%     15.86%    -7.44%   -16.14%       -9.32%     -3.87%      -10.05%
2001       -5.45%   -32.62%    -21.13%        -11.88%      1.45%   -11.41%   -22.81%      -22.45%     22.13%      -16.90%
2002      -14.94%   -37.53%    -19.14%        -22.04%    -14.54%   -21.48%   -29.33%      -15.52%    -13.25%      -19.93%
2003       28.04%    49.45%     37.58%         28.49%     36.61%    30.86%    25.80%       41.23%     60.62%       31.69%
2004        5.23%    10.72%     16.25%         10.80%     18.39%    11.87%    20.60%       16.85%     18.24%       14.23%
2005        1.72%     1.90%     11.22%          4.89%     10.93%     6.12%    12.07%        8.59%      5.64%        7.46%
2006        5.21%    -4.02%     10.66%          2.71%      5.37%     3.30%    16.02%       11.46%      6.26%       10.90%
(thru 6/30)

________________

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trusts actually sell Units).

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually (except the FT Index and Hang
Seng Index from 12/31/79 through 12/31/86, during which time annual reinvestment was assumed; the MSCI Europe Index, which until 12/29/2000 assumed monthly reinvestment of dividends, and since 1/01/2001 assumes daily reinvestment of dividends; and the NYSE International 100
Index(sm) and the S&P 1000 Index, which assume daily reinvestment of dividends) and all returns are stated in terms of U.S. dollars. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by Trusts in acquiring Securities or any taxes incurred by investors. Based on the year-by-year returns contained in the tables, over the full years as listed above, each Strategy achieved a greater average annual total return than that of its corresponding index:

                                        Average Annual
Strategy                                Total Return          Corresponding Index                               Index Return
________                                ______________        ___________________                               ____________
The Dow(sm) DART 10 Strategy               12.67%             DJIA(sm) (from 01/01/72 through 12/31/05)         11.48%
The Dow(sm) Target 5 Strategy              14.37%             DJIA(sm) (from 01/01/72 through 12/31/05)         11.48%
Global Target 15 Strategy                  14.94%             Cumulative International Index                    13.62%
The Nasdaq(R) Target 15 Strategy           19.32%             Nasdaq-100 Index(R)                               13.60%
NYSE(R) International Target 25 Strategy   15.76%             NYSE International 100 Index(sm)                   8.27%
The S&P Target 24 Strategy                 13.65%             S&P 500 Index (from 01/01/86 through 12/31/05)    11.85%
S&P Target SMid 60 Strategy                19.25%             S&P 1000 Index                                    15.22%
Target Diversified Dividend Strategy       17.75%             Russell 3000(R) Index                             11.29%
Target Large-Cap Strategy                  19.68%             S&P 500 Index (from 01/01/95 through 12/31/05)    11.33%
Target Small-Cap Strategy                  15.16%             S&P 500 Index (from 01/01/72 through 12/31/05)    11.13%
                                                              Ibbotson Small-Cap Index                          14.84%
Target Triad Strategy                      18.08%             S&P 500 Index (from 01/01/96 through 12/31/05)     9.02%
Target VIP Conservative Equity Strategy    14.41%             S&P 500 Index (from 01/01/86 through 12/31/05)    11.85%

(3) The combination of the DJIA(sm), the FT Index and the Hang Seng Index (the "Cumulative International Index") Returns represent the weighted average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA(sm). The Cumulative International Index Returns are weighted in the same proportions as the index components appear in the Global Target 15 Portfolio. For instance, the Cumulative International Index is weighted as follows: DJIA(sm), 33-1/3%;
FT Index, 33-1/3%; Hang Seng Index, 33-1/3%. Cumulative International Index Returns do not represent an actual index.

           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The maximum sales charge (which combines an initial upfront sales charge, a deferred sales charge and the creation and development fee).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will ultimately be charged to a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Maximum Sales Charge.

The maximum sales charge is comprised of a transactional sales charge and a creation and development fee. After the initial offering period the maximum sales charge will be reduced by 0.50%, to reflect the amount of the previously charged creation and development fee.

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component.

Initial Sales Charge. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.95% of the Public Offering Price and the sum of the maximum remaining deferred sales charge and creation and development fee (initially $.195 per Unit). This initial sales charge is equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge and creation and development fee payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, three monthly deferred sales charges of approximately $.0484 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from October 20, 2006 through December 20, 2006. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.45% of the Public Offering Price.

Creation and Development Fee.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the creation and development fee will not change, but the creation and development fee on a percentage basis will be more than 0.50% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum sales charge is reduced, as follows:

                             Your maximum     Dealer
If you invest                sales charge     concession
(in thousands)*:             will be:         will be:
________________             ___________      __________
$50 but less than $100       2.70%            2.00%
$100 but less than $250      2.45%            1.75%
$250 but less than $500      2.20%            1.50%
$500 but less than $1,000    1.95%            1.25%
$1,000 or more               1.40%            0.75%

*The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

You may use your Rollover proceeds from a previous series of a Trust, termination proceeds from other unit investment trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of a Trust during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the maximum sales charge will be limited to 1.40% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds. In order to be eligible for this reduced sales charge program, the termination or redemption proceeds used to purchase Units must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units in the primary market. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies and dealers may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your

Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation, as may be the case with certain foreign Securities listed on a foreign securities exchange). For purposes of valuing Securities traded on The Nasdaq Stock Market, closing sale price shall mean the Nasdaq Official Closing Price ("NOCP") as determined by Nasdaq. However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable or, if available but determined by the Evaluator to not be appropriate, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

The total value of non-U.S. listed Securities in the Global Target 15 Portfolio and the Target VIP Conservative Equity Portfolio is computed on the basis of the relevant currency exchange rate expressed in U.S. dollars.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit, subject to the reduced concession applicable to volume purchases as set forth in "Public Offering-Discounts for Certain Persons." However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.75% for purchases of $1,000,000 or more).

Eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales during the current month of units of unit investment trusts sponsored by us and which were deposited on June 30, 2006 or later:

Total sales per Trust                     Additional
(in millions)                             Concession
_____________________                     ___________
$25 but less than $100                    0.050%
$100 but less than $150                   0.075%
$150 but less than $250                   0.100%
$250 but less than $500                   0.115%
$500 or more                              0.125%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to a transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit for each Trust less any reduction as stated in "Public Offering." We will also receive the amount of any collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                   How We Purchase Units

The Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts, and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities.

FTP Services LLC, an affiliate of ours, acts as Fund/SERV Eligible Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Eligible Units. Fund/SERV Eligible Units are Units purchased and sold through the Fund/SERV Eligible trading system. In all other respects, Fund/SERV Eligible Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the Fund/SERV Eligible Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of $.050 per Unit outstanding at the end of the initial offering period. The Trustee will deduct this amount from a Trust's assets as of the close of the initial offering period. We do not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from your proceeds if you sell or redeem your Units before the end of the initial offering period.

In addition to a Trust's operating expenses and those fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Dow Jones, Standard & Poor's, The Nasdaq Stock Market, Inc., the New York Stock Exchange and/or Value Line(R).

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

United States Taxation.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts.

Each Trust is expected to hold one or more of the following:

(i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes, and

(ii) equity interests (the "REIT Shares") in real estate investment trusts ("REITs") that constitute interests in entities treated as real estate investment trusts for federal income tax purposes.

It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of a Trust's Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of a Trust's Assets.

Trust Status.

If a Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of certain distributions with respect to REIT Shares that represent a return of capital, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Dividends from Stocks.

Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends from REIT Shares.

Some dividends on the REIT Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. If you hold a Unit for six months or less or if your Trust holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions of income or capital gains declared on the REIT Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT during the following January. Other dividends on the REIT Shares will generally be taxable to you as ordinary income, although in limited circumstances, some of the ordinary income dividends from a REIT may also qualify to be taxed at the same rates that apply to net capital gains (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of ordinary income dividends from real estate investment trusts generally apply to taxable years beginning before January 1, 2011.

Dividends Received Deduction.

A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by certain Trusts, because the dividends received deduction is not available for dividends from most foreign corporations or from REITs.

In-Kind Distributions.

Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Rollovers.

If you elect to have your proceeds from your Trust rolled over into a future series of a Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

Based on the advice of Carter Ledyard & Milburn LLP, special counsel to the Trusts for New York tax matters, under the existing income tax laws of the State and City of New York, assuming that the Trusts are not treated as corporations for federal income tax purposes, the Trusts will not be taxed as corporations for New York State and New York City tax purposes, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

United Kingdom Taxation.

The following summary describes certain important U.K. tax consequences for certain U.S. resident Unit holders who hold Units in the Global Target 15 Portfolio or the Target VIP Conservative Equity Portfolio as capital assets. This summary is intended to be a general guide only and is subject to any changes in law interpretation or practice occurring after the date of this prospectus. You should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. A U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit which is offset against U.K. income tax liabilities.

As a U.S. resident Unit holder, you will not be able to claim any refund of the tax credit for dividends paid by U.K. companies.

Taxation of Capital Gains. U.S. investors who are neither resident nor ordinarily resident for U.K. tax purposes in the United Kingdom will not generally be liable for U.K. tax on gains arising on the disposal of Units in the Global Target 15 Portfolio or the Target VIP Conservative Equity Portfolio. However, they may be liable if, in the case of corporate holders, such persons carry on a trade in the U.K. through a permanent establishment, or in the case of individual holders, such persons carry on a trade, profession or vocation in the U.K. through a branch or agency and the Units are used, held or acquired for the purposes of such a trade, profession or vocation or such branch or agency or permanent establishment as the case may be. Individual U.S. investors may also be liable if they have previously been resident or ordinarily resident in the United Kingdom and become resident or ordinarily resident in the United Kingdom in the future.

Inheritance Tax. Individual U.S. investors who, for the purposes of the Estate and Gift Tax Convention between the United States and the United Kingdom, are domiciled in the United States and who are not U.K. nationals will generally not be subject to U.K. inheritance tax on death or on gifts of the Units made during their lifetimes, provided any applicable U.S. federal gift or estate tax is paid. They may be subject to U.K. inheritance tax if the Units are used in a business in the United Kingdom or relate to the performance of personal services in the United Kingdom.

Where the Units are held on trust, the Units will generally not be subject to U.K. inheritance tax unless the settlor, at the time of settlement, was domiciled in the United Kingdom, in which case they may be subject to U.K. inheritance tax.

It is very unlikely that the Units will be subject to both U.K.
inheritance tax and U.S. federal gift or estate tax. If they were, one of the taxes could generally be credited against the other.

Stamp Tax. A sale of Securities listed in the FT Index will generally result in either U.K. stamp duty or stamp duty reserve tax ("SDRT") being payable by the purchaser. The Global Target 15 Portfolio and the Target VIP Conservative Equity Portfolio each paid this tax when they acquired Securities. When the Global Target 15 Portfolio or the Target VIP Conservative Equity Portfolio sell Securities, it is anticipated that any U.K. stamp duty or SDRT will be paid by the purchaser.

Hong Kong Taxation.

The following summary describes certain important Hong Kong tax consequences to certain U.S. Unit holders who hold Units in the Global

Target 15 Portfolio or the Target VIP Conservative Equity Portfolio as capital assets. This summary assumes that you are not carrying on a trade, profession or business in Hong Kong and that you have no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. This summary is intended to be a general guide only and is subject to any changes in Hong Kong or U.S. law occurring after the date of this prospectus and you should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. Dividends you receive from the Global Target 15 Portfolio or the Target VIP Conservative Equity Portfolio relating to Hong Kong issuers are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. Unless you are carrying on a trade, profession or business in Hong Kong you will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of your Units.

Estate Duty. Units of the Global Target 15 Portfolio or the Target VIP Conservative Equity Portfolio do not give rise to Hong Kong estate duty liability.

                     Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. The Trustee will treat the Fund/SERV Eligible Unit Servicing Agent as sole Record Owner of Fund/SERV Eligible Units on its books. The Fund/SERV Eligible Unit Servicing Agent will keep a record of all individual Fund/SERV Eligible Unit holders on its books. It is your responsibility to notify the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units and Fund/SERV Eligible Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) will send you:


- A written initial transaction statement containing a description of your Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units). Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee (or the Fund/SERV Eligible Unit
Servicing Agent in the case of Fund/SERV Eligible Units) copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, if you own Units of any of the Trusts except the Global Target 15 Portfolio, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no transactional sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states.
 PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) at the respective address set forth on the back cover of this prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units). In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender at least 2,500 Units of The Dow(sm) Target 5 Portfolio, The Nasdaq (R) Target 15 Portfolio, the NYSE(R) International Target 25 Portfolio, The S&P Target 24 Portfolio, S&P Target SMid 60 Portfolio, Target Diversified Dividend Portfolio, Target Large-Cap Portfolio, or the Target Small-Cap Portfolio, or 5,000 Units of the Target Triad Portfolio or the Target VIP Conservative Equity Portfolio or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must hold their Units through the end of the initial offering period. The In-Kind Distribution option is generally not available to Fund/SERV Eligible Unit holders. No In-Kind Distribution requests submitted during the 14 business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. This option is generally eligible only for stocks traded and held in the United States, thus excluding most foreign Securities. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible Securities and fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                 Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee (or the Fund/SERV Eligible Unit Servicing Agent in the case of Fund/SERV Eligible Units) in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject to the maximum remaining deferred sales charge and creation and development fee on such units (currently expected to be $.195 per unit), but not the initial sales charge. Units purchased using proceeds from Fee Accounts Units will generally not be subject to any transactional sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional transactional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

- The sale of Securities is necessary or advisable in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire transactional sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 2,500 Units of The Dow(sm) Target 5 Portfolio, The Nasdaq (R) Target 15 Portfolio, the NYSE(R) International Target 25 Portfolio, The S&P Target 24 Portfolio, S&P Target SMid 60 Portfolio, Target Diversified Dividend Portfolio, Target Large-Cap Portfolio, or the Target Small-Cap Portfolio, or 5,000 Units of the Target Triad Portfolio or the Target VIP Conservative Equity Portfolio or such other amount as required by your broker/dealer, the Trustee will send the registered account holders a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts Units by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" and "Redeeming Your Units" for additional information. The In-Kind Distribution option is generally not available to Fund/SERV Eligible Unit holders. If you elect to receive an In-Kind Distribution, you will receive your pro rata number of shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible securities and fractional shares to which you are entitled. Securities not traded and held in the United States are generally not available for an In-Kind Distribution. You must notify the Trustee at least 15 business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

           Information on the Sponsor, Trustee,
   Fund/SERV Eligible Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $70 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the NASD and Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2005, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $37,849,711 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The Fund/SERV Eligible Unit Servicing Agent.

The Fund/SERV Eligible Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. The Fund/SERV Eligible Unit Servicing Agent's address is 1001 Warrenville Road, Lisle, Illinois 60532. If you have questions regarding the Fund/SERV Eligible Units, you may call the Fund/SERV Eligible Unit Servicing Agent at (866) 514-7768. The Fund/SERV Eligible Unit Servicing Agent has not participated in selecting the Securities;
it only provides administrative services to the Fund/SERV Eligible Units.

Limitations of Liabilities of Sponsor, Fund/SERV Eligible Unit Servicing Agent and Trustee.

Neither we, the Fund/SERV Eligible Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Fund/SERV Eligible Unit Servicing Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor, Fund/SERV Eligible Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, Fund/SERV Eligible Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter Ledyard & Milburn LLP acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

The Nasdaq Stock Market, Inc.

The Nasdaq(R) Target 15 Portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to The Nasdaq(R) Target 15 Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of Units of The Nasdaq(R) Target 15 Portfolio or any member of the public regarding the advisability of investing in securities generally or in The Nasdaq(R) Target 15 Portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or The Nasdaq(R) Target 15 Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of Units of The Nasdaq(R) Target 15 Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of The Nasdaq(R) Target 15 Portfolio to be issued or in the determination or calculation of the equation by which The Nasdaq(R) Target 15 Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of The Nasdaq(R) Target 15 Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TARGET VIP AGGRESSIVE EQUITY PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             First Trust(R)

        The Dow(sm)  Target 5 Portfolio, 3rd Quarter 2006 Series
           Global Target 15 Portfolio, 3rd Quarter 2006 Series
       The Nasdaq(R) Target 15 Portfolio, 3rd Quarter 2006 Series
   NYSE(R) International Target 25 Portfolio, 3rd Quarter 2006 Series
          The S&P Target 24 Portfolio, 3rd Quarter 2006 Series
          S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series
           Target Large-Cap Portfolio, 3rd Quarter 2006 Series
           Target Small-Cap Portfolio, 3rd Quarter 2006 Series
             Target Triad Portfolio, 3rd Quarter 2006 Series
    Target VIP Conservative Equity Portfolio, 3rd Quarter 2006 Series
                                 FT 1155

                                Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                          1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

Fund/SERV(R) Eligible Unit Servicing Agent:         Trustee:

        FTP Services LLC                      The Bank of New York

      1001 Warrenville Road                    101 Barclay Street
      Lisle, Illinois 60532                 New York, New York 10286
         1-866-514-7768                          1-800-813-3074
                                             24-Hour Pricing Line:
                                                 1-800-446-0132

                            ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

    THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
      MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
    COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                    ILLEGAL.

                            ________________________

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

-  Securities Act of 1933 (file no. 333-132712) and

-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     100 F Street, N.E.; Washington, D.C. 20549 e-mail address: publicinfo@sec.gov

                              June 30, 2006
                         As amended July 5, 2006

           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                              First Trust(R)

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in FT 1155 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trusts. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated June 30, 2006, as amended July 5, 2006. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Dow Jones & Company, Inc.                                       1
Standard & Poor's                                               2
The Nasdaq Stock Market, Inc.                                   2
Value Line Publishing, Inc.                                     2
New York Stock Exchange                                         3
Risk Factors
   Securities                                                   3
   Small-Cap Companies                                          4
   Dividends                                                    4
   Foreign Issuers                                              4
   United Kingdom                                               5
   Hong Kong                                                    5
   Exchange Rate                                                6
   REITs                                                       10
Litigation
   Microsoft Corporation                                       11
Concentrations
   Consumer Products                                           11
   Industrials                                                 12
   Information Technology                                      12
   Telecommunications                                          13
Securities
   The Dow(sm) DART 10 Strategy Stocks                         14
   The Dow(sm) Target 5 Strategy Stocks                        14
   The Dow(sm) Target Dividend Strategy Stocks                 15
   Global Target 15 Strategy Stocks                            16
   The Nasdaq(R) Target 15 Strategy Stocks                     17
   NYSE(R) International Target 25 Strategy Stocks             18
   The S&P Target 24 Strategy Stocks                           19
   S&P Target SMid 60 Strategy Stocks                          21
   Target Diversified Dividend Strategy Stocks                 24
   Target Large-Cap Strategy Stocks                            26
   Target Small-Cap Strategy Stocks                            28
   Value Line(R) Target 25 Strategy Stocks                     30

Dow Jones & Company, Inc.

The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(sm), which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trusts. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of either the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Nasdaq Stock Market, Inc.

The "Nasdaq 100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by us. The Nasdaq(R) Target 15 Portfolio has not been passed on by the Corporations as to its legality or suitability. The Nasdaq(R) Target 15 Portfolio is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to The Nasdaq(R) Target 15 Portfolio.

Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Portfolios L.P. and/or First Trust Advisors L.P. is VLPI's licensing to First Trust Portfolios L.P. and/or First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust Portfolios L.P. or First Trust Advisors L.P., this Product or any investor. VLPI has no obligation to take the needs of First Trust Portfolios L.P. and/or First Trust Advisors L.P. or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

New York Stock Exchange

"NYSE(R)" is a registered service mark of, and "NYSE International 100 Index(SM)" is a service mark of, New York Stock Exchange, Inc. ("NYSE"). NYSE has no relationship to First Trust Portfolios L.P. other than the licensing of the "NYSE International 100 Index(SM)" and the service marks referenced above for use in connection with the NYSE(R) International Target 25 Portfolio and the Target Triad Portfolio.

NYSE does not: sponsor, endorse, sell or promote the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio; recommend that any person invest in the NYSE (R) International Target 25 Portfolio or the Target Triad Portfolio or any other securities; have any responsibility or liability for or make any decision about the timing, amount or pricing of the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio; have any responsibility or liability for the administration, management or marketing of the NYSE
(R) International Target 25 Portfolio or the Target Triad Portfolio; consider the needs of the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio or the owners of the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio in determining, composing or calculating the NYSE International 100 Index(SM) or have any obligation to do so.

NYSE will not have any liability in connection with the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio. Specifically, NYSE does not make any warranty, express or implied, and NYSE disclaims any warranty about: the results to be obtained by the NYSE(R) International Target 25 Portfolio or the Target Triad
Portfolio, the owner of the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio, or any other relevant person in connection with the use of the Index and the data included in the Index; the accuracy or completeness of the Index and its data; the merchantability or fitness for a particular purpose or use of the Index and its data. NYSE will have no liability for any errors, omissions or interruptions in the Index or its data. Under no circumstances will NYSE be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE knows that they might occur. The licensing agreement between First Trust Portfolios L.P. and NYSE is solely for their benefit and not for the benefit of the owners of the NYSE(R) International Target 25 Portfolio or the Target Triad Portfolio or any other third parties.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since all of the Securities in the NYSE(R) International Target 25 Portfolio and certain of the Securities in certain other Trusts consist of securities of foreign issuers, an investment in these Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. Gross domestic product (GDP) growth slipped in 2001-03 as the global downturn, the high value of the pound, and the bursting of the "new economy" bubble hurt manufacturing and exports. Still, the economy is one of the strongest in Europe with low inflation, interest rates and unemployment. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. The Treaty has had the effect of eliminating most remaining trade barriers between the 15 member nations and has made Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions is an ongoing process, and the rate at which trade barriers continue to be eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. The relatively good economic performance as of late has complicated the current regime's efforts to make a case for the United Kingdom to join the European Economic and Monetary Union (EMU), although the government has stipulated that a public referendum on adopting the euro will occur only after five economic tests are met. The five tests are concerned with the compatibility of the United Kingdom's business cycles and economic structures with EMU membership, the sufficiency of flexibility to react to potential shocks after accession, the creation of better conditions for firms looking to make long-term investments in the United Kingdom, the maintenance of the United Kingdom's competitive position and, finally, the promotion of higher growth, stability and lasting job creation. Most expect that a referendum will not take place until after the next general election. The Sponsor is unable to predict what impact, if any, adoption of the euro by the United Kingdom will have on any of the Securities issued by United Kingdom companies in the Trusts.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China under the "one country, two systems" principle. Hong Kong's new constitution became the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the two decades leading up to and through 1996, the gross domestic product (GDP) tripled in real terms, equivalent to an average annual growth rate of 6%. However, Hong Kong's recent economic data has not been as encouraging. The economy grew only 0.6% in 2001 because of the world economic downturn, the September 11 events, and sluggish domestic demand. Economic performance improved only gradually in 2002, with real GDP expanding by a mere 2.3%. Hong Kong has been undergoing a painful economic adjustment process in the years following the Asian financial crisis. The economy suffered seriously along with the collapse of an overheated property market in the years following 1997, which resulted in the deflation that has persisted since November 1998, dampening investment and consumption. Unemployment has become a structural issue as a result of corporate streamlining and relocation of industry and services offshore, in particular to Mainland China. Another issue of concern is the escalating fiscal deficit that is estimated to reach 6.2% of GDP for 2003-04, up from 5.5% of GDP in 2002-03, mainly caused by dwindling revenues from land sales and property related income, and rapid expansion in public expenditure, a pressure that the Hong Kong government generally resisted until recent times. The lasting impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong going forward will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. The Basic Law stipulates that, after a review in 2007, elections for Chief Executive and all members of the Legislative Council may be held by universal suffrage, which is the "ultimate aim" set by the Basic Law. However, China's current administration has taken a hard line on such steps that it thinks may lead to the democratization of Hong Kong, calling into question China's commitment to the "one country, two systems" model and to reform in general. Additionally, Hong Kong recently proposed legislation to implement Article 23 of the Basic Law, which stipulates that Hong Kong should enact laws on its own to prohibit any act of treason, secession, sedition or subversion against the central government of China. The draft legislation has since been withdrawn due to local and international concerns, most notably a mass protest rally on July 1st, 2003, organized in an effort to protect Hong Kong's rights and freedoms as guaranteed in the Basic Law and to uphold the "one country, two systems" principle. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Trust. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of a change in Hong Kong's economic or political status, both of which may negatively impact such Trust and the value of the Units.

The currency crisis which affected a majority of Asian markets in mid-1997 and beyond has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Trust.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. Most recently, due to the outbreak of the Severe Acute Respiratory Syndrome
(SARS) during March to May of 2003, the Hang Seng Index dipped to its lowest level since 1998. The Hang Seng Index is subject to change, and de-listing of any issues may have an adverse impact on the performance of the Trust, although de-listing would not necessarily result in the disposal of the stock of these companies, nor would it prevent the Trust from purchasing additional de-listed Securities. In recent years, a number of companies have de-listed from the Hang Seng Index. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The Global Target 15 Portfolio and the Target VIP Conservative Equity Portfolio contain Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end-of-month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling, the Hong Kong dollar and the euro:

                         Foreign Exchange Rates

              Range of Fluctuations in Foreign Currencies

                      United Kingdom
Annual               Pound Sterling/         Hong Kong/             Euro/
Period                U.S. Dollar            U.S. Dollar            U.S. Dollar
_____                 __________             ________               ________
1983                  0.616-0.707           6.480-8.700
1984                  0.670-0.864           7.774-8.050
1985                  0.672-0.951           7.729-7.990
1986                  0.643-0.726           7.768-7.819
1987                  0.530-0.680           7.751-7.822
1988                  0.525-0.601           7.764-7.912
1989                  0.548-0.661           7.775-7.817
1990                  0.504-0.627           7.740-7.817
1991                  0.499-0.624           7.716-7.803
1992                  0.499-0.667           7.697-7.781
1993                  0.630-0.705           7.722-7.766
1994                  0.610-0.684           7.723-7.750
1995                  0.610-0.653           7.726-7.763
1996                  0.583-0.670           7.732-7.742
1997                  0.584-0.633           7.708-7.751
1998                  0.584-0.620           7.735-7.749
1999                  0.597-0.646           7.746-7.775            0.845-0.999
2000                  0.605-0.715           7.774-7.800            0.968-1.209
2001                  0.678-0.707           7.798-7.800            1.045-1.194
2002                  0.621-0.709           7.799-7.800            0.953-1.164
2003                  0.560-0.636           7.742-7.800            0.794-0.929
2004                  0.514-0.568           7.763-7.800            0.738-0.844
2005                  0.518-0.583           7.752-7.800            0.743-0.857

Source: Bloomberg L.P.

                End of Month Exchange Rates                                 End of Month Exchange Rates
                   for Foreign Currencies                                for Foreign Currencies (continued)

                   United Kingdom                                              United Kingdom
                   Pound Sterling/   Hong Kong/   Euro/                        Pound Sterling/  Hong Kong/   Euro/
Monthly Period     U.S. Dollar       U.S.Dollar   U.S. Dollar Monthly Period   U.S. Dollar      U.S.Dollar   U.S. Dollar
________           __________        ______       ______     __________        ________         ______       ______
1999:                                                        2003:
 January           .608              7.748         .880       January             .607          7.800        .929
 February          .624              7.748         .907       February            .634          7.799        .927
 March             .621              7.750         .929       March               .632          7.799        .916
 April             .621              7.750         .946       April               .626          7.799        .894
 May               .624              7.755         .960       May                 .611          7.799        .849
 June              .634              7.758         .966       June                .605          7.798        .869
 July              .617              7.762         .934       July                .621          7.799        .812
 August            .623              7.765         .947       August              .634          7.799        .910
 September         .607              7.768         .936       September           .602          7.742        .858
 October           .608              7.768         .948       October             .590          7.764        .863
 November          .626              7.767         .991       November            .581          7.765        .834
 December          .618              7.774         .994       December            .560          7.764        .794
2000:                                                        2004:
 January           .619              7.780        1.030       January             .548          7.777        .801
 February          .633              7.783        1.037       February            .535          7.784        .800
 March             .628              7.787        1.047       March               .542          7.792        .812
 April             .645              7.789        1.096       April               .564          7.799        .835
 May               .666              7.792        1.066       May                 .546          7.794        .820
 June              .661              7.796        1.050       June                .549          7.800        .820
 July              .667              7.799        1.079       July                .549          7.800        .832
 August            .691              7.799        1.126       August              .555          7.800        .821
 September         .678              7.796        1.132       September           .552          7.796        .804
 October           .698              7.797        1.178       October             .544          7.784        .781
 November          .702              7.799        1.145       November            .524          7.775        .753
 December          .670              7.800        1.060       December            .521          7.773        .738
2001:                                                        2005:
 January           .683              7.799        1.067       January             .531          7.800        .767
 February          .692              7.800        1.082       February            .521          7.799        .756
 March             .706              7.800        1.140       March               .529          7.799        .771
 April             .699              7.799        1.127       April               .524          7.794        .777
 May               .705              7.800        1.182       May                 .550          7.780        .813
 June              .707              7.800        1.178       June                .558          7.771        .827
 July              .702              7.800        1.141       July                .569          7.774        .825
 August            .688              7.800        1.096       August              .555          7.772        .811
 September         .678              7.800        1.097       September           .567          7.758        .832
 October           .688              7.800        1.110       October             .565          7.752        .834
 November          .702              7.800        1.116       November            .578          7.755        .848
 December          .687              7.798        1.124       December            .580          7.755        .844
2002:                                                        2006:
 January           .709              7.799        1.164       January             .562          7.757        .823
 February          .706              7.799        1.150       February            .570          7.758        .839
 March             .701              7.800        1.147       March               .576          7.760        .825
 April             .686              7.799        1.110       April               .548          7.753        .792
 May               .687              7.800        1.070       May                 .535          7.758        .781
 June              .652              7.799        1.009       June                .541          7.766        .782
 July              .640              7.800        1.023
 August            .645              7.800        1.018
 September         .638              7.800        1.014
 October           .639              7.800         .990
 November          .642              7.799         .994
 December          .621              7.799         .953

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

REITs. An investment in Units of the S&P Target SMid 60 Portfolio should be made with an understanding of risks inherent in an investment in REITs specifically and real estate generally (in addition to securities market risks). Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in a Trust. The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on

REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

Litigation

Microsoft Corporation. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.

Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

Concentrations

Consumer Products. An investment in The Nasdaq (R) Target 15 Portfolio should be made with an understanding of the problems and risks inherent in an investment in the consumer products sector in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending would have an adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the sector are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.


Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trust.

Industrials. The Global Target 15 Portfolio is considered to be concentrated in common stocks of industrial companies. The profitability of industrial companies will be affected by various factors including the general state of the economy, intense competition, domestic and international politics, excess capacity and spending trends.

The Internet may also influence the industrial market. Customers' desire for better pricing and convenience, as well as manufacturers' desire to boost profitability by finding new avenues of sales growth and productivity gains, may drive many industrial manufacturers to invest heavily in Internet hardware and software. Because the Internet allows manufacturers to take orders directly from customers, thus eliminating the middlemen from both supply chains and distributors, industrial makers may no longer need traditional third-party outfits to distribute their products. In addition, the Internet may also allow industrial manufacturers to cut inventory levels, by enabling customers to tailor their orders to their specific needs.

Industrial companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for truck makers.

Information Technology. An investment in Units of The Nasdaq (R) Target 15 Portfolio and the Target Small-Cap Portfolio should be made with an understanding of the problems and risks inherent in the technology sector. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.

Telecommunications. An investment in Units of The Dow(sm) Target 5 Portfolio, the Global Target 15 Portfolio and NYSE(R) International Target 25 Portfolio should be made with an understanding of the problems and risks inherent in the telecommunications sector in general. The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The telecommunications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Trusts' Units. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Trust's portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

Companies involved in the telecommunications sector are currently in the midst of an industry-wide slowdown. Inability to secure additional customers, decreases in sales of network infrastructure, decreases in purchases from existing customers, overcapacity and oversupply in the industry, saturation of several key markets and weak subscriber growth have all contributed to the current industry weakness. Local phone markets have been pressured by a weak economy and by a shift to wireless phones and the Internet. In addition, sales of luxury items like second phone lines and high-speed Internet access have slowed, while pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.

Several recent high profile bankruptcies have called attention to the potentially unstable financial condition of communications companies. These bankruptcies have resulted at least in part from declines in revenues, increases in company debt and difficulties obtaining necessary capital. Certain companies involved in the industry have also faced scrutiny for overstating financial reports and the subsequent turnover of high ranking company officials.

Securities

The following information describes the common stocks selected through the application of each of the Strategies which comprise the various Trusts described in the prospectus.

                   The Dow(sm) DART 10 Strategy Stocks

Citigroup Inc., headquartered in New York, New York, operates the largest financial services company in the United States. The company offers consumer, investment and private banking, life insurance, property and casualty insurance and consumer finance products.

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

Merck & Co. Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.

Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, worker productivity applications and software development tools. The company also develops the MSN network of Internet products and services.

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

The Walt Disney Company, headquartered in Burbank, California, operates as a diversified international entertainment company with operations consisting of filmed entertainment, theme parks and resorts and consumer products. The company also has broadcasting (including Capital
Cities/ABC, Inc.) and publishing operations.

                  The Dow(sm) Target 5 Strategy Stocks

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. AT&T companies are recognized as leading worldwide providers of IP-based communications services to business and as leading U.S. providers of high-speed DSL Internet, local and long-distance voice, and directory publishing and advertising services. The company also holds a 60 percent ownership interest in Cingular Wireless, the leading U.S. wireless services provider.

General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company owns the National Broadcasting Company (NBC), which furnishes TV network services, produces programs and operates VHF and UHF TV stations, and also offers a variety of financial services through General Electric Capital Services, Inc.

General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under trademarks including "Chevrolet," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

               The Dow(sm) Target Dividend Strategy Stocks

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. AT&T companies are recognized as leading worldwide providers of IP-based communications services to business and as leading U.S. providers of high-speed DSL Internet, local and long-distance voice, and directory publishing and advertising services. The company also holds a 60 percent ownership interest in Cingular Wireless, the leading U.S. wireless services provider.

Cincinnati Financial Corporation, headquartered in Fairfield, Ohio, through its subsidiaries, offers property and casualty and life insurance. The company markets a variety of insurance products, provides leasing and financing, and provides investment management services to institutions, corporations, and individuals.

Citizens Banking Corporation, headquartered in Flint, Michigan, is a diversified banking and financial services company registered as a bank holding company. The company provides a range of banking services to both commercial and consumer accounts throughout Michigan, Illinois, Iowa and Wisconsin.

Comerica Incorporated, headquartered in Detroit, Michigan, conducts a general commercial banking business primarily in four states. Business conducted includes corporate, consumer and private banking, institutional trust and investment management, international finance and trade services.

The Dow Chemical Company, headquartered in Midland, Michigan, is a leading manufacturer and supplier of chemicals, plastic materials and agricultural products, and other specialized products and services marketed worldwide.

DTE Energy Company, headquartered in Detroit, Michigan, is an exempt holding company for The Detroit Edison Company, a public utility engaged in the generation, purchase, transmission, distribution and sale of electric energy in southeastern Michigan.

Eastman Chemical Company, headquartered in Kingsport, Tennessee, is a global chemical company engaged in the manufacture and sale of a broad portfolio of chemicals, plastics, and fibers.

Entergy Corporation, headquartered in New Orleans, Louisiana, is a holding company which engages principally in the following businesses: domestic utility, power marketing and trading, global power development, and domestic nuclear operations.

JPMorgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.

Lincoln National Corporation, headquartered in Philadelphia,
Pennsylvania, is a holding company that, through subsidiary companies, operates multiple insurance and investment management businesses.

The Lubrizol Corporation, headquartered in Wickliffe, Ohio, is a global fluid technology company that develops, produces and sells high-performance chemicals, systems and services for industry and transportation.

Lyondell Chemical Company, headquartered in Houston, Texas, makes and markets a wide variety of petrochemicals, including olefins, polyolefins, methanol, methyl tertiary butyl ether and aromatics, and refined petroleum products, including gasoline, low sulfur diesel, jet fuel, aromatics and lubricants.

Marathon Oil Corporation, headquartered in Houston, Texas, explores for, produces, refines, distributes and markets crude oil, natural gas and petroleum products.

ONEOK, Inc., headquartered in Tulsa, Oklahoma, supplies natural gas to retail and wholesale customers in Oklahoma; leases pipeline capacity to customers for use in transporting natural gas to their facilities; transports gas for others; explores for and produces natural gas and oil; and extracts and sells natural gas liquids.

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Regions Financial Corporation, headquartered in Birmingham, Alabama, is a regional bank holding company operating full-service banking offices in Alabama, Arkansas, Florida, Georgia, Louisiana, South Carolina, Tennessee and Texas.

SCANA Corporation, headquartered in Columbia, South Carolina, is a public utility holding company engaged in the generation and sale of electricity, as well as in the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina.

Sky Financial Group, Inc., headquartered in Bowling Green, Ohio, is a financial holding company that owns one commercial bank which is primarily engaged in a commercial and consumer banking business in Ohio, southern Michigan, western Pennsylvania, eastern Indiana and northern West Virginia.

Unisource Energy Corporation, headquartered in Tucson, Arizona, is a holding company for Tucson Electric Power Company, an electric utility, and Millennium Energy Holdings, Inc., which invests in energy-related ventures.

Washington Mutual, Inc., headquartered in Seattle, Washington, through subsidiaries, provides financial services to individuals and small to mid-sized businesses, including accepting deposits from the general public and making residential and other loans. The company's operations are conducted through offices throughout the United States.

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Dow Jones Industrial Average(sm) Companies
__________________________________________

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. AT&T companies are recognized as leading worldwide providers of IP-based communications services to business and as leading U.S. providers of high-speed DSL Internet, local and long-distance voice, and directory publishing and advertising services. The company also holds a 60 percent ownership interest in Cingular Wireless, the leading U.S. wireless services provider.

General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company owns the National Broadcasting Company (NBC), which furnishes TV network services, produces programs and operates VHF and UHF TV stations, and also offers a variety of financial services through General Electric Capital Services, Inc.

General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under trademarks including "Chevrolet," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

Financial Times Industrial Ordinary Share Index Companies
_________________________________________________________

BT Group Plc, headquartered in London, England, provides telecommunication services, principally in the United Kingdom. The company's main services and products are fixed voice and data calls, the provision of fixed exchange lines to homes and businesses, the provision of communication services to other operators, the provision of private services to businesses, and the supply of telecommunication equipment for customers' premises.

Compass Group Plc, headquartered in Surrey, England, operates an international food service group, providing contract and concession catering services to businesses in over 90 countries. The company's customers are situated in a variety of locations, including airports, factories, offices, railway stations, healthcare institutions, retail stores, shopping malls, and schools and universities.

GKN Plc, headquartered in Worcestershire, England, is a world leader in the production of automotive driveline systems and transmission and engine components. The company also owns Meineke Discount Muffler.

Royal & Sun Alliance Insurance Group Plc, headquartered in London, England, is the holding company for the multi-national insurance companies Sun Alliance Group Plc and Royal Insurance Holdings Plc. The companies provide major classes of general and life insurance to customers in the United Kingdom, Australia, Canada, Scandinavia, South Africa and the United States.

Vodafone Group Plc, headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.

Hang Seng Index Companies
_________________________

BOC Hong Kong (Holdings) Limited, headquartered in Hong Kong, China, is the parent of Bank of China (Hong Kong), which operates branches in Hong Kong as well as on mainland China.

Cheung Kong Infrastructure Holdings Limited, headquartered in Hong Kong, China, is a diversified infrastructure company which develops, invests in and operates infrastructure projects in Hong Kong, Australia, Canada, China, the Philippines and other countries. The company manufactures concrete, asphalt and aggregates and also operates power plants.

CITIC Pacific Limited, headquartered in Hong Kong, China, is a subsidiary of China's state-owned China International Trust & Investment (CITIC). The company invests in infrastructure (aviation, civil engineering projects, power generation, telecommunications), property (including a portion of Lantau Island, the site of Disney's Hong Kong theme park), and trading and distribution firms.

Hang Lung Properties Limited, headquartered in Hong Kong, China, a subsidiary of Hang Lung Group Limited, is a property investment company. The company's principal activities are property investment and investment holding and, through its subsidiaries, property investment for rental income, car park management and property management.

Yue Yuen Industrial (Holdings) Limited, headquartered in Hong Kong, China, through its subsidiaries, manufactures and markets athletic, athletic style leisure, and casual and outdoor footwear.

                 The Nasdaq(R) Target 15 Strategy Stocks

Akamai Technologies, Inc., headquartered in Cambridge, Massachusetts, provides technology to companies and government agencies to deliver Web content and applications, such as ads, video, and other high-bandwidth content. The company serves more than 1,800 customers, including "Apple," "Best Buy," "FedEx," "Microsoft," the "U.S. Department of Defense," and "XM Satellite Radio."

C.H. Robinson Worldwide, Inc., headquartered in Eden Prairie, Minnesota, offers multimodal transportation services and a variety of logistics solutions, including fresh produce sourcing and freight consolidation. The company operates a network of offices in the United States and internationally.

Cisco Systems, Inc., headquartered in San Jose, California, provides networking solutions that connect computing devices and computer networks. The company offers various products to utilities, corporations, universities, governments and small to medium businesses worldwide.

Cognizant Technology Solutions Corporation, headquartered in Teaneck, New Jersey, provides full life cycle solutions to complex software development and maintenance problems that companies face as they transition to e-business.

EchoStar Communications Corporation (Class A), headquartered in Littleton, Colorado, makes and distributes direct-to-home satellite television products and services, including satellite television receiver dishes, receivers, programming, installation and third-party consumer financing for those products and services. The company also delivers video, audio and data services to business television customers.

Fastenal Company, headquartered in Winona, Minnesota, is principally engaged in the sale of industrial supplies, including threaded fasteners and construction supplies, through its retail store sites located in all 50 states, Canada, Mexico, Puerto Rico and Singapore.

Garmin Ltd., headquartered in George Town, Grand Cayman, Cayman Islands, is a provider of navigation, communications, and information devices, most of which are enabled by Global Positioning System (GPS) technology.

Joy Global Inc., headquartered in Milwaukee, Wisconsin, manufactures and markets underground mining machinery and surface mining equipment.

Lam Research Corporation, headquartered in Fremont, California, designs, manufactures, markets and services semiconductor processing equipment used in the fabrication of integrated circuits.

NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.

PACCAR Inc., headquartered in Bellevue, Washington, makes light-, medium-
 and heavy-duty trucks and related aftermarket parts; and provides financing and leasing services to customers and dealers. In addition, the company sells general automotive parts and accessories through retail outlets.

Sigma-Aldrich Corporation, headquartered in St. Louis, Missouri, develops, makes and distributes a range of biochemicals, organic chemicals, chromatography products and diagnostic reagents. The company also makes metal products used in the installation and retrofitting of electrical, mechanical and telecommunication applications.

Staples, Inc., headquartered in Framingham, Massachusetts, operates high-volume office superstores and smaller stores throughout the United States, Canada, Germany and the United Kingdom which provide office supplies, business machines, computers and related products, office furniture and other business-related products.

Starbucks Corporation, headquartered in Seattle, Washington, buys and roasts whole bean coffees and sells its own brand of specialty coffee. The company has retail operations in North America and the Pacific Rim. The company also produces and sells the bottled "Frappucino" coffee drink and a line of ice creams.

Tellabs, Inc., headquartered in Naperville, Illinois, makes and services voice, data and video transport and network access systems used by public telephone companies, long-distance carriers, alternate service providers, cellular providers, cable operators, government agencies, utilities and business end-users.

             NYSE(R) International Target 25 Strategy Stocks

Brazil
______

Petroleo Brasileiro S.A. (ADR), headquartered in Rio de Janeiro, Brazil, explores for and produces oil and natural gas. The company refines, markets, and supplies oil products. Petrobras operates oil tankers, distribution pipelines, marine, river and lake terminals, thermal power plants, fertilizer plants, and petrochemical units. The company operates in South America and elsewhere around the world.

Canada
______

BCE Inc., headquartered in Montreal, Quebec, Canada, with subsidiaries and affiliates, provides telecommunications services in Canada;
publishes telephone directories in Canada and internationally; and designs and builds telecommunications networks globally.

EnCana Corp., headquartered in Calgary, Alberta, Canada, is a North American energy company engaged in the exploration, development, production and marketing of natural gas, crude oil and natural gas liquids.

Sun Life Financial Inc., headquartered in Toronto, Ontario, Canada, offers a range of wealth accumulation and protection products and services to individuals and corporate customers. The company's product portfolio includes individual life insurance, individual annuity and saving products, group life and health insurance, group pensions and retirement products, mutual funds, asset management services, individual health insurance, and reinsurance-life retrocession.

The Toronto-Dominion Bank, headquartered in Toronto, Ontario, Canada, and its subsidiaries provide retail and commercial banking, wealth management, and wholesale banking products and services in the United States, Canada, and internationally.

France
______

France Telecom S.A. (ADR), headquartered in Paris, France, through its subsidiaries, offers various telecommunications services, which include fixed line telephony, wireless telephony, multimedia, Internet, data transmission, cable television and other services to consumers, businesses, and telecommunications operators worldwide.

Lafarge S.A., headquartered in Paris, France, supplies building materials to contractors, manufacturers and wholesalers. The company produces cement, concrete and aggregates, roofing, and gypsum products and markets its products in Europe, Africa, Asia, North America and Latin America.

Germany
_______

Allianz AG (ADR), headquartered in Munich, Germany, is a global insurance company engaging in property and casualty protection, life and health insurance, and asset management.

Bayer AG (ADR), headquartered in Leverkusen, Germany, is a global company offering a range of products, including ethical pharmaceuticals, diagnostics and other healthcare products, agricultural products, polymers and chemicals.

DaimlerChrysler AG, headquartered in Stuttgart, Germany, designs, manufactures, assembles and sells cars and trucks under the names
"Mercedes-Benz," "Chrysler," "Plymouth," "Jeep" and "Dodge";
manufactures commercial vehicles; provides related financial services; and has aerospace operations.

Deutsche Telekom AG (ADR), headquartered in Bonn, Germany, is one of Europe's, and the world's, largest telecommunications services providers. The company offers domestic and international public fixed-link voice telephone service in Germany. The company also offers data transmission services, network services, on-line services, telephone directory publishing, dial-in information lines, paging and mobile telecommunications services, and supplies and services telecommunications equipment.

E.ON AG (ADR), headquartered in Dusseldorf, Germany, is a multi-national company which generates, distributes, and trades electricity to industrial, commercial and residential customers. Additionally, the company distributes gas and drinking water. The company also manufactures flexible ceramic membranes and polymers, buys and sells residential properties, and develops real estate.

Italy
______

Eni SpA (ADR), headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently also expanding into power generation.

Telecom Italia SpA (ADR), headquartered in Rome, Italy, is the parent company of companies operating in the fields of telecommunications, manufacturing, electronics and network construction. The company's subsidiaries are also active in publishing, telematics information and auxiliary services.

Japan
_____

Nippon Telegraph & Telephone Corporation (ADR), headquartered in Tokyo, Japan, provides telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services. The company provides both local and long distance telecommunication services within Japan.

NTT DoCoMo, Inc. (ADR), headquartered in Tokyo, Japan, provides various types of telecommunications services including cellular phone, personal handyphone system (PHS), paging, and other telephone, satellite mobile communication and wireless Private Branch Exchange (PBX) system services. The company also sells cellular phones, PNS, car phones and pagers.

Toyota Motor Corporation (ADR), headquartered in Toyota City, Japan, manufactures, sells, leases and repairs passenger automobiles, trucks, buses, boats and airplanes in Japan and internationally. The company also manages real estate, civil engineering and insurance businesses.

The Netherlands
_______________

ABN AMRO Holding N.V. (ADR), headquartered in Amsterdam, the
Netherlands, is an international banking group offering a range of banking products and financial services on a global basis.

Aegon N.V., headquartered in The Hague, the Netherlands, is an international insurer with major operations in The Netherlands, Canada, Mexico, the United Kingdom and the United States.

ING Groep N.V. (ADR), headquartered in Amsterdam, the Netherlands, offers a comprehensive range of financial services worldwide, including life and non-life insurance, commercial and investment banking, asset management and related products.

Norway
______

Norsk Hydro ASA (ADR), headquartered in Oslo, Norway, transforms natural resources into industrial products and energy. The company also explores for and produces oil and gas. Products include mineral fertilizers, aluminium products, and magnesium, as well as industrial chemicals and petrochemicals. The company has operations worldwide.

South Korea
___________

Korea Electric Power Corporation (ADR), headquartered in Seoul, South Korea, builds and operates hydro-power, thermal-power, and nuclear power units in South Korea. The company also generates, transmits, and distributes electricity to South Korea and is majority owned by the Korean government.

POSCO (ADR), headquartered in Seoul, South Korea, manufactures and sells a line of steel products, including hot rolled and cold rolled products, plates, wire rods, silicon steel sheets and stainless steel products.

Spain
______

Repsol YPF, S.A., headquartered in Madrid, Spain, explores for and produces crude oil and natural gas. Through its subsidiaries, the company also refines petroleum and transports petroleum products. Gasoline and other products are retailed through its chain of gasoline filling stations. Petroleum reserves are maintained in Spain, Asia, Latin America, the Middle East, North Africa and the United States.

United Kingdom
______________

Vodafone Group Plc (ADR), headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.

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Agilent Technologies, Inc., headquartered in Palo Alto, California, operates four businesses: test and measurement, semiconductor products, healthcare solutions and chemical analysis, supported by a central laboratory. The company's businesses excel in applying measurement technologies to develop products that sense, analyze, display and communicate data, and its customers include many of the world's leading high-technology firms.

Applera Corporation-Applied Biosystems Group, headquartered in Norwalk, Connecticut, is engaged in research, development, manufacture, sale and support of biochemical instrument systems, reagents and software and related consulting and development services.

Avaya Inc., headquartered in Basking Ridge, New Jersey, is a provider of communications systems and software for enterprises, including businesses, government agencies and other organizations.

Baker Hughes Incorporated, headquartered in Houston, Texas, is engaged in the oilfield and process industry segments. The company also manufactures and sells other products and provides services to industries that are not related to the oilfield or continuous process industries.

Campbell Soup Company, headquartered in Camden, New Jersey, operates with its consolidated subsidiaries as a manufacturer and marketer of soups and a manufacturer of juice beverages, sauces, biscuits and confectionery products.

Cincinnati Financial Corporation, headquartered in Fairfield, Ohio, through its subsidiaries, offers property and casualty and life insurance. The company markets a variety of insurance products, provides leasing and financing, and provides investment management services to institutions, corporations, and individuals.

Colgate-Palmolive Company, headquartered in New York, New York, is an international consumer products company. The company's products include toothpaste, toothbrushes, shampoos, deodorants, bar and liquid soaps, dishwashing liquid and laundry products, among others. The company's brand names include "Ajax," "Colgate," "Fab," "Mennen," "Palmolive," "Prescription Diet," "Protex," "Science Diet" and "Soupline/Suavitel."

Duke Energy Corporation, headquartered in Charlotte, North Carolina, provides electric service to about two million customers in North Carolina and South Carolina; operates interstate pipelines that deliver natural gas to various regions of the country; and markets electricity, natural gas and natural gas liquids.

Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.

The Gap, Inc., headquartered in San Francisco, California, operates specialty retail stores in the United States, Canada, France, Germany, Japan and the United Kingdom. The company's stores sell casual apparel, shoes and other accessories for men, women and children under a variety of brand names, including "Gap," "GapKids," "babyGap," "Banana Republic" and "Old Navy."

IMS Health Incorporated, headquartered in Fairfield, Connecticut, is a global provider of information solutions to the pharmaceutical and healthcare industries, including market information and decision-support services.

Intuit Inc., headquartered in Mountain View, California, develops, sells and supports personal finance, small business accounting, tax preparation and other consumer software products, and related electronic services and supplies that enable users to automate commonly performed financial tasks. The company sells its products worldwide.

J.C. Penney Company, Inc., headquartered in Plano, Texas, a holding company, is a retailer operating through its two wholly-owned subsidiaries, J.C. Penney Corp., the 100-year-old department store chain, catalog and Internet business; and Eckerd Corp., a retail drugstore chain.

Moody's Corporation, headquartered in New York, New York, is a global credit rating, research and risk analysis firm, publishing credit opinions, research and ratings on fixed-income securities, issuers of securities and other credit obligations.

Occidental Petroleum Corporation, headquartered in Los Angeles,
California, is a multinational organization whose principal business segments are oil and gas exploration, production and marketing and chemicals production and marketing.

PACCAR Inc., headquartered in Bellevue, Washington, makes light-, medium- and heavy-duty trucks and related aftermarket parts; and provides financing and leasing services to customers and dealers. In addition, the company sells general automotive parts and accessories through retail outlets.

PepsiCo, Inc., headquartered in Purchase, New York, markets and distributes beverages including "Pepsi-Cola," "Diet Pepsi," "Pepsi Max," "Mountain Dew," "7UP," "Diet 7UP," "Mirinda," "Slice" and "Tropicana Pure Premium." The company, which operates internationally, also makes and distributes ready-to-drink Lipton tea products and snacks, with "Frito-Lay" representing the North American business.

PPL Corporation, headquartered in Allentown, Pennsylvania, is an energy and utility holding company that, through its subsidiaries, generates electricity in power plants in the northeastern and western United States; markets wholesale or retail energy in 42 states and Canada; delivers electricity to customers in the United States, United Kingdom and Latin America; and provides energy services for businesses in the mid-Atlantic and northeastern United States.

Rockwell Automation, Inc., headquartered in Milwaukee, Wisconsin, researches, develops and makes automation equipment and systems, avionics and communications products and systems. The company's products are sold to customers in both commercial and government markets.

Rockwell Collins, Inc., headquartered in Cedar Rapids, Iowa, provides aviation electronics, airborne and mobile communications products, and systems for commercial and military applications.

Starbucks Corporation, headquartered in Seattle, Washington, buys and roasts whole bean coffees and sells its own brand of specialty coffee. The company has retail operations in North America and the Pacific Rim. The company also produces and sells the bottled "Frappucino" coffee drink and a line of ice creams.

Torchmark Corporation, headquartered in Birmingham, Alabama, an insurance and diversified financial services holding company, provides individual life and supplemental health insurance, annuities and related products.

TXU Corp., headquartered in Dallas, Texas, is a holding company which, through its subsidiaries, engages in the generation, purchase and distribution of electricity; the processing, transmission, distribution and marketing of natural gas; and power development and telecommunications.

Waters Corporation, headquartered in Milford, Massachusetts, makes, distributes and provides high performance liquid chromatography ("HPLC") instruments, chromatography columns and other consumables, and related service.

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Agilysys, Inc., headquartered in Mayfield Heights, Ohio, offers technology solutions to address strategic business needs of end-users through the distribution and reselling of servers, storage, software and services.

American Financial Group, Inc., headquartered in Cincinnati, Ohio, is a holding company which, through subsidiaries, is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses, and in the sale of retirement annuities, life and supplemental health insurance products.

American Greetings Corporation, headquartered in Cleveland, Ohio, and its subsidiaries design, manufacture, and sell everyday and seasonal greeting cards and other social expression products. The company's products include greeting cards, gift wrap, paper party goods, candles, balloons, stationery and giftware. The company's products are sold throughout the world.

Aquila, Inc., headquartered in Kansas City, Missouri, is a multinational energy solutions provider. The company's network segment includes network generation, distribution and transmission businesses, as well as appliance repair/servicing. The company's energy merchant segment includes energy marketing and trading businesses, natural gas gathering, processing and transportation, and independent power projects. The company's international operations include activities in Australia, Canada and New Zealand.

ArvinMeritor, Inc., headquartered in Troy, Michigan, engages in the design, development, manufacture, marketing, distribution, sale, service, and support of various integrated systems, modules, and components for use in commercial, specialty, and light vehicles worldwide.

Atmos Energy Corporation, headquartered in Dallas, Texas, primarily distributes and sells natural gas to residential, commercial, industrial, agricultural and other customers in service areas located in Texas, Colorado, Georgia, Illinois, Iowa, Kansas, Kentucky, Louisiana, Missouri, Tennessee and Virginia.

Avista Corporation, headquartered in Spokane, Washington, engages in the generation, transmission, and distribution of energy, as well as other energy-related businesses.

Beazer Homes USA, Inc., headquartered in Atlanta, Georgia, is a single-family home builder with operations in Georgia, Arizona, California, Florida, Maryland, Nevada, New Jersey, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas and Virginia.

Central Parking Corporation, headquartered in Nashville, Tennessee, owns, operates and manages parking facilities worldwide.

CH Energy Group, Inc., headquartered in Poughkeepsie, New York, serves as the holding company for Central Hudson Gas & Electric Corporation and Central Hudson Enterprises Corporation (CHEC). Central Hudson is a natural gas and electric corporation that purchases, sells at wholesale and distributes electricity and natural gas in New York State. CHEC is primarily engaged in providing fuel distribution and related services to retail and wholesale customers in New York, Connecticut, New Hampshire and New Jersey.

CONMED Corporation, headquartered in Utica, New York, develops, manufactures and supplies a broad range of medical instruments and systems used in orthopaedics, general surgery and other medical procedures.

CTS Corporation, headquartered in Elkhart, Indiana, designs, manufactures and sells electronic components and electronic component assemblies used in the communications, automotive and computer industries.

Energy East Corporation, headquartered in Albany, New York, is a regional energy services and delivery company, providing electricity, liquid petroleum gas, and natural gas products and services. The company serves customers in the northeastern United States.

EnPro Industries, Inc., headquartered in Charlotte, North Carolina, designs, develops, manufactures and markets proprietary engineered industrial products, including sealing products; self-lubricating, non-rolling, metal polymer bearing products; air compressor systems and vacuum pumps, and heavy-duty diesel and natural gas engines.

First American Corporation, headquartered in Santa Ana, California, through its subsidiaries, provides business information and related products and services primarily in the United States. The company operates in five segments: Title Insurance and Services, Specialty Insurance, Mortgage Information, Property Information, and Risk Mitigation and Business Solutions.

Flagstar Bancorp, Inc., headquartered in Troy, Michigan, is a holding company for Flagstar Bank, FSB, which provides mortgage and retail banking services.

Franklin Bank Corporation, headquartered in Houston, Texas, offers mortgage banking, commercial banking and community banking products and services to corporations and other business clients in the United States.

Genesis HealthCare Corporation, headquartered in Kennett Square,
Pennsylvania, is a provider of healthcare and support services to the elderly in the United States.

The Great Atlantic & Pacific Tea Company, Inc., headquartered in
Montvale, New Jersey, is a supermarket company which operates under the names: "A&P," "Super Fresh," "Sav-A-Center," "Farmer Jack,"
"Waldbaum's," "Super FoodMart," "Ultra Food and Drug," "Dominion," "Food Basics," "The Barn Markets" and "Food Emporium."

Haverty Furniture Companies, Inc., headquartered in Atlanta, Georgia, engages in the retailing of residential furniture and accessories in the middle to upper-middle price ranges in the United States.

IDACORP, Inc., headquartered in Boise, Idaho, a holding company, is a public utility engaged in the generation, purchase, transmission, distribution and sale of electricity in Idaho, Nevada and Oregon.

Infinity Property & Casualty Corporation, headquartered in Birmingham, Alabama, provides personal automobile insurance throughout the United States. The company focuses on providing nonstandard auto insurance to drivers who represent higher than normal risks and pay higher rates for comparable coverage.

The J. M. Smucker Company, headquartered in Orrville, Ohio, engages in the manufacture and marketing of various food products worldwide.

Kansas City Southern Industries, Inc., headquartered in Kansas City, Missouri, through its subsidiaries, provides rail freight transportation along a continuous rail network that links markets in the United States, Canada and Mexico.

Kelly Services, Inc., headquartered in Troy, Michigan, provides staffing services to various industries worldwide.

LaBranche & Co Inc., headquartered in New York, New York, is a broker/dealer specialist with the New York Stock Exchange. The company helps maintain a fair and orderly market in specific securities by matching buyers and sellers and trading for their own account.

LandAmerica Financial Group, Inc., headquartered in Richmond, Virginia, is the holding company for Commonwealth Land Title Insurance Company, Lawyers Title Insurance Corporation and Transnation Title Insurance Company. The company issues title insurance policies and provides other real estate-related services for both residential and commercial customers in the United States, Canada, Mexico and the Caribbean.

Leucadia National Corporation, headquartered in New York, New York, through its subsidiaries, engages in telecommunications, healthcare services, manufacturing, banking and lending, real estate, and winery businesses.

MAF Bancorp, Inc., headquartered in Clarendon Hills, Illinois, operates a general banking business, located mainly in the western suburbs of Chicago. The company also engages in real estate development and insurance and securities sales.

The Marcus Corporation, headquartered in Milwaukee, Wisconsin, operates movie theatres, as well as hotels and resorts, in the United States.

Media General, Inc., headquartered in Richmond, Virginia, a diversified communications company, operates newspapers, television stations, and online enterprises in the southeastern United States.

Meritage Homes Corporation, headquartered in Scottsdale, Arizona, designs, builds and sells single-family homes ranging from entry-level to semi-custom luxury homes. The company operates in Arizona, California and Texas under the "Hancock Communities," "Legacy Homes," "Meritage Homes" and "Monterey Homes" names.

Mesa Air Group, Inc., headquartered in Phoenix, Arizona, provides scheduled commuter flights in the United States, Canada and Mexico. The company provides passenger and air freight services under the names America West Express, US Airways and Mesa Airlines.

Nash Finch Company, headquartered in Edina, Minnesota, is a food wholesaler that supplies products to independent supermarkets and military bases in the United States. The company also owns and operates supermarkets, warehouse stores, and mass merchandise stores, as well as a product-growing and marketing subsidiary in California.

National Presto Industries, Inc., headquartered in Eau Claire,
Wisconsin, engages in the design, marketing and distribution of housewares/small appliances; the manufacture of defense products; and the manufacture and sale of absorbent products in the United States.

New Century Financial Corporation, headquartered in Irvine, California, is a self-managed equity real estate investment trust engaged in originating, purchasing, selling and servicing sub-prime mortgage loans secured by first mortgages on single family residences.

Ohio Casualty Corporation, headquartered in Fairfield, Ohio, is engaged in the property and casualty insurance business.

Old Republic International Corporation, headquartered in Chicago,
Illinois, is a holding company engaged in the underwriting and managing of property and liability, life and disability, title, and mortgage guaranty insurance.

Overseas Shipholding Group, Inc., headquartered in New York, New York, an independent bulk shipping company, engages in the ocean transportation of crude oil and petroleum products.

Pepco Holdings, Inc., headquartered in Washington, D.C., is a public utility company managing several utility operations. The largest component of the company's business is power delivery, which is conducted through its subsidiaries, Pepco, Delmarva Power & Light Company and Atlantic City Electric Company.

Performance Food Group Company, headquartered in Richmond, Virginia, is engaged in the marketing, processing and sale of food and food-related products to restaurants, hotels, cafeterias, schools, hospitals and other businesses and institutions.

Piper Jaffray Companies, Inc., headquartered in Minneapolis, Minnesota, provides securities brokerage, investment banking, and related financial services to individuals, corporations, and public sector and nonprofit entities in the United States.

The PMI Group, Inc., headquartered in San Francisco, California, is a holding company that offers residential mortgage insurance domestically and internationally, title insurance, financial guaranty reinsurance and other residential lender services.

Puget Energy, Inc., headquartered in Bellevue, Washington, is a holding company for Puget Sound Energy, a regulated utility providing electric and gas service to Western Washington and InfrastruX, which provides contracting services to electric power, telecom and natural gas markets.

Radian Group Inc., headquartered in Philadelphia, Pennsylvania, through its wholly-owned subsidiaries, Radian Guaranty Inc. and Amerin Guaranty Corporation, provides private mortgage insurance coverage in the United States on residential mortgage loans.

Rock-Tenn Company (Class A), headquartered in Norcross, Georgia, manufactures and distributes folding fiber partitions, cartons, corrugated containers and displays, laminated paperboard products, plastic packaging, recycled paperboard and corrugating medium to nondurable good producers.

Ryerson Inc., headquartered in Chicago, Illinois, distributes and processes metals and other materials throughout the United States.

SCANA Corporation, headquartered in Columbia, South Carolina, is a public utility holding company engaged in the generation and sale of electricity, as well as in the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina.

Scholastic Corporation, headquartered in New York, New York, and its subsidiaries engage in publishing and distributing children's books worldwide. The company creates educational and entertaining materials and products for use in school and at home.

SEACOR SMIT Inc., headquartered in Houston, Texas, is a provider of offshore marine services to the oil and gas exploration and production industry. The company also provides oil spill response services to owners of tank vessels and oil storage, processing and handling facilities.

Sierra Pacific Resources, headquartered in Reno, Nevada, operates as the holding company for Nevada Power Company and Sierra Pacific Power
Company which engage in the distribution, transmission, generation and sale of electric energy.

Telephone and Data Systems, Inc., headquartered in Chicago, Illinois, is a diversified telecommunications services company with cellular telephone and telephone operations.

Tidewater Inc., headquartered in New Orleans, Louisiana, provides offshore supply vessels and marine support services to the offshore energy exploration, development and production industry. The company tows and anchor-handles mobile drilling rigs and equipment, transports supplies and personnel, and supports pipelaying and other offshore construction activities.

Toll Brothers, Inc., headquartered in Huntingdon Valley, Pennsylvania, designs, builds, markets and finances single-family detached and attached homes in middle and high income residential communities located mainly on land the company has developed in suburban residential areas. The company also provides financing to customers.

Triad Hospitals, Inc., headquartered in Dallas, Texas, provides healthcare services through hospitals and ambulatory surgery centers located in small cities and selected urban markets, primarily in the southwestern, western and south-central regions of the United States.

Triumph Group, Inc., headquartered in Wayne, Pennsylvania, designs, engineers, manufactures, repairs, overhauls and distributes aircraft components, such as mechanical and electromechanical control systems, aircraft and engine accessories, auxiliary power units, avionics and aircraft instruments.

Vishay Intertechnology, Inc., headquartered in Malvern, Pennsylvania, makes and supplies passive electronic components, including resistors, capacitors and inductors, used in a broad range of products containing electronic circuitry. The company offers most of its product types in surface mount device form and in the traditional leaded device form.

Westar Energy, Inc., headquartered in Topeka, Kansas, engages in the generation, transmission, and distribution of electricity in Kansas.

WPS Resources Corporation, headquartered in Green Bay, Wisconsin, is a holding company for regulated utility and nonregulated business units.

YRC Worldwide, Inc., headquartered in Overland Park, Kansas, provides transportation services primarily to the less-then-truckload market throughout North America. Its principal operating subsidiaries are Yellow Freight System, Saia Motor Freight Line, Jevic Transportation, WestEx and Action Express.

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AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. AT&T companies are recognized as leading worldwide providers of IP-based communications services to business and as leading U.S. providers of high-speed DSL Internet, local and long-distance voice, and directory publishing and advertising services. The company also holds a 60 percent ownership interest in Cingular Wireless, the leading U.S. wireless services provider.

Bandag, Incorporated, headquartered in Muscatine, Iowa, manufactures and sells precured tread rubber, equipment, and supplies for the retreading of tires. The company also sells new and retread tires to commercial and industrial customers. The company has franchisees worldwide, which are primarily independent operators of full service tire distributorships.

BCE Inc., headquartered in Montreal, Quebec, Canada, with subsidiaries and affiliates, provides telecommunications services in Canada;
publishes telephone directories in Canada and internationally; and designs and builds telecommunications networks globally.

Briggs & Stratton Corporation, headquartered in Wauwatosa, Wisconsin, is a producer of air-cooled gasoline engines and other gasoline engine powered equipment which are sold to manufacturers of lawn and garden equipment worldwide.

Cohu, Inc., headquartered in Poway, California, designs, manufactures, and sells semiconductor test handling equipment for the semiconductor industry worldwide. The company also manufactures closed circuit television cameras, metal detection instruments and microwave communications equipment.

ConocoPhillips, headquartered in Bartlesville, Oklahoma, explores for and produces crude oil and natural gas worldwide, markets refined products and manufactures chemicals. The company's chemicals segment manufactures and markets petrochemicals and plastics on a worldwide basis.

CT Communications, Inc., headquartered in Concord, North Carolina, provides local and toll telephone service and network access services in various counties in North Carolina. The company also offers Internet, long distance, business, wireless, and data services.

The Dow Chemical Company, headquartered in Midland, Michigan, is a leading manufacturer and supplier of chemicals, plastic materials and agricultural products, and other specialized products and services marketed worldwide.

Energy East Corporation, headquartered in Albany, New York, is a regional energy services and delivery company, providing electricity, liquid petroleum gas, and natural gas products and services. The company serves customers in the northeastern United States.

First BanCorp., headquartered in Santurce, Puerto Rico, is the holding company for FirstBank Puerto Rico, the second largest locally owned commercial bank in Puerto Rico. The bank specializes in consumer lending in the Puerto Rican market, offering an array of financial services to a growing number of consumer and commercial customers.

Freddie Mac, headquartered in McLean, Virginia, was chartered by Congress in 1970 to create a continuous flow of funds to mortgage lenders in support of home ownership and rental housing. The company purchases first lien, conventional and residential mortgages, including both whole loans and participation interests in such mortgages.

Fremont General Corporation, headquartered in Santa Monica, California, is a financial services holding company engaged primarily in real estate lending through its industrial bank subsidiary, Fremont Investment & Loan.

Fresh Del Monte Produce Inc., headquartered in Coral Gables, Florida, is a holding company that produces, transports and markets fresh produce worldwide, through its subsidiaries.

Health Management Associates, Inc., headquartered in Naples, Florida, provides general acute health services in non-urban locations through the operation of general hospitals and psychiatric hospitals.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

KB HOME, headquartered in Los Angeles, California, is a builder of single-family homes, with domestic operations in six western states and international operations in France.

M.D.C. Holdings, Inc., headquartered in Denver, Colorado, builds and sells single-family homes in Colorado, Arizona, California, Maryland, Nevada and Virginia. The company also originates mortgage loans primarily for its home buyers.

Masco Corporation, headquartered in Taylor, Michigan, is engaged in the manufacture, installation and sale of home improvement and building products (faucets, cabinets, plumbing supplies and other products).

Merck & Co. Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.

Nam Tai Electronics, Inc., headquartered in Hong Kong, China, is an electronics manufacturing and design services provider to original equipment manufacturers of telecommunication and consumer electronic products.

Nash Finch Company, headquartered in Edina, Minnesota, is a food wholesaler that supplies products to independent supermarkets and military bases in the United States. The company also owns and operates supermarkets, warehouse stores, and mass merchandise stores, as well as a product-growing and marketing subsidiary in California.

Nordic American Tanker Shipping Limited, headquartered in Hamilton, Bermuda, is a shipping company that owns and charters Suezmax tankers for oil transportation. The company's vessels operate under long term bareboat charters agreements with oil companies.

Northrop Grumman Corporation, headquartered in Los Angeles, California, provides technologically advanced products, services and solutions in defense and commercial electronics, systems integration, information and non-nuclear shipbuilding and systems.

Nucor Corporation, headquartered in Charlotte, North Carolina, and its subsidiaries are engaged in the manufacture and sale of steel products, including hot-rolled and cold-rolled sheet, galvanized sheet, cold finished steel and more.

ONEOK, Inc., headquartered in Tulsa, Oklahoma, supplies natural gas to retail and wholesale customers in Oklahoma; leases pipeline capacity to customers for use in transporting natural gas to their facilities; transports gas for others; explores for and produces natural gas and oil; and extracts and sells natural gas liquids.

Owens & Minor, Inc., headquartered in Glen Allen, Virginia, is a distributor of national name brand medical/surgical supplies, serving hospitals, integrated healthcare systems and group purchasing organizations, with distribution centers located throughout the United States.

PepsiAmericas, Inc., headquartered in Minneapolis, Minnesota, manufactures, distributes and markets a portfolio of beverage products in the United States, Central Europe and the Caribbean.

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Pier 1 Imports, Inc., headquartered in Fort Worth, Texas, retails decorative home furnishings, gifts and related items from about 60 countries worldwide. The company operates stores in the United States, Canada, Japan, Mexico, Puerto Rico and the United Kingdom.

Pinnacle West Capital Corporation, headquartered in Phoenix, Arizona, owns Arizona Public Service Company, an electric utility that provides retail and wholesale electric service to substantially all of Arizona, with the major exceptions of the Tucson metropolitan area and approximately one-half of the Phoenix metropolitan area.

R. R. Donnelley & Sons Company, headquartered in Chicago, Illinois, prepares, produces and delivers integrated communications services that produce, manage and deliver its customers' content, regardless of the communications medium.

Sabre Holdings Corporation, headquartered in Southlake, Texas, provides for the electronic distribution of travel solutions through "SABRE," its proprietary travel reservation and information system. The company also provides software development, product sales, transactions processing, consulting solutions and other services to the airline industry.

Teekay Shipping Corporation, headquartered in Nassau, Bahamas, provides international crude oil and petroleum product transportation services to major oil companies, major oil traders, and government agencies. The company provides its services through a fleet of medium size oil tankers worldwide.

Tsakos Energy Navigation Ltd., headquartered in Athens, Greece, owns and operates a fleet of tankers suitable for transporting crude oil, refined petroleum products and other liquids.

Universal Corporation, headquartered in Richmond, Virginia, is an independent leaf tobacco merchant with additional operations in agri-products and the distribution of lumber and building products. The company markets its products globally.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

W Holding Company, Inc., headquartered in Mayaguez, Puerto Rico, is a financial holding company offering a range of financial services. The company, through its wholly-owned commercial bank subsidiary, Westernbank, operates in the western and southwestern regions of Puerto Rico.

Westar Energy, Inc., headquartered in Topeka, Kansas, engages in the generation, transmission, and distribution of electricity in Kansas.

Weyerhaeuser Company, headquartered in Federal Way, Washington, is principally engaged in the growing and harvesting of timber and the manufacture, distribution and sale of forest products, real estate development and construction and other real estate-related activities.

Worthington Industries, Inc., headquartered in Columbus, Ohio, is a diversified steel processor that focuses on steel processing and metals-related businesses with three principal segments: Processed Steel
Products, Metal Framing and Pressure Cylinders.

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The AES Corporation, headquartered in Arlington, Virginia, develops, acquires, owns and operates electric power generation facilities throughout the world. A majority of the company's sales are made to customers (generally electric utilities or regional electric companies) on a wholesale basis for further resale to end users.

Allegheny Technologies, Inc., headquartered in Pittsburgh, Pennsylvania, operates in three business segments: flat-rolled products, high-performance metals and industrial products.

American Standard Companies Inc., headquartered in Piscataway, New Jersey, manufactures high quality, brand name air conditioning systems, bathroom and kitchen fixtures, and fittings and braking systems for vehicles.

Applera Corporation-Applied Biosystems Group, headquartered in Norwalk, Connecticut, is engaged in research, development, manufacture, sale and support of biochemical instrument systems, reagents and software and related consulting and development services.

Brookfield Asset Management Inc., headquartered in Toronto, Ontario, Canada, is an asset management company. The company is focused on both the real estate and power generation sectors and has properties in North America and the United Kingdom. The company also owns power generating plants.

C.H. Robinson Worldwide, Inc., headquartered in Eden Prairie, Minnesota, offers multimodal transportation services and a variety of logistics solutions, including fresh produce sourcing and freight consolidation. The company operates a network of offices in the United States and internationally.

Campbell Soup Company, headquartered in Camden, New Jersey, operates with its consolidated subsidiaries as a manufacturer and marketer of soups and a manufacturer of juice beverages, sauces, biscuits and confectionery products.

Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.

The Chicago Mercantile Exchange, headquartered in Chicago, Illinois, offers market participants the opportunity to trade futures contracts and options on futures contracts, primarily in four product areas, including interest rates, stock indexes, foreign exchange and commodities.

Cognizant Technology Solutions Corporation, headquartered in Teaneck, New Jersey, provides full life cycle solutions to complex software development and maintenance problems that companies face as they transition to e-business.

Colgate-Palmolive Company, headquartered in New York, New York, is an international consumer products company. The company's products include toothpaste, toothbrushes, shampoos, deodorants, bar and liquid soaps, dishwashing liquid and laundry products, among others. The company's brand names include "Ajax," "Colgate," "Fab," "Mennen," "Palmolive," "Prescription Diet," "Protex," "Science Diet" and "Soupline/Suavitel."

CONSOL Energy Inc., headquartered in Pittsburgh, Pennsylvania, is a multi-fuel energy producer and energy services provider that primarily serves the electric power generation industry in the United States.

EnCana Corp., headquartered in Calgary, Alberta, Canada, is a North American energy company engaged in the exploration, development, production and marketing of natural gas, crude oil and natural gas liquids.

Freescale Semiconductor Inc., headquartered in Austin, Texas, designs, develops and manufactures embedded semiconductors for the automotive, consumer, industrial markets. The company also offers complementary products that provide connectivity between devices and across networks.

Garmin Ltd., headquartered in George Town, Grand Cayman, Cayman Islands, is a provider of navigation, communications, and information devices, most of which are enabled by Global Positioning System (GPS) technology.

J.C. Penney Company, Inc., headquartered in Plano, Texas, a holding company, is a retailer operating through its two wholly-owned subsidiaries, J.C. Penney Corp., the 100-year-old department store chain, catalog and Internet business; and Eckerd Corp., a retail drugstore chain.

Joy Global Inc., headquartered in Milwaukee, Wisconsin, manufactures and markets underground mining machinery and surface mining equipment.

The Kroger Co., headquartered in Cincinnati, Ohio, operates in the retail food and convenience stores business in the midwestern and southern United States. The company also manufactures and processes food for sale by its supermarkets.

Limited Brands, headquartered in Columbus, Ohio, sells women's and men's apparel, women's intimate apparel and personal care products under various trade names through its specialty retail stores and direct response (catalog and e-commerce) businesses.

Marathon Oil Corporation, headquartered in Houston, Texas, explores for, produces, refines, distributes and markets crude oil, natural gas and petroleum products.

MEMC Electronic Materials, Inc., headquartered in St. Peters, Missouri, is engaged in the design, manufacture and sale of electronic-grade silicon wafers for the semiconductor industry.

NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.

Occidental Petroleum Corporation, headquartered in Los Angeles,
California, is a multinational organization whose principal business segments are oil and gas exploration, production and marketing and chemicals production and marketing.

Robert Half International Inc., headquartered in Menlo Park, California, provides temporary and permanent personnel in the fields of accounting and finance. The company also provides administrative and office personnel, paralegal, legal administrative and other legal support positions, and temporary information technology professionals.

Rockwell Collins, Inc., headquartered in Cedar Rapids, Iowa, provides aviation electronics, airborne and mobile communications products, and systems for commercial and military applications.

Schlumberger Limited, headquartered in New York, New York, supplies products and services to the petroleum industry. The company's oilfield services cover exploration, production and completion services; and its "Omnes" unit provides information technology and communications services to oil and gas concerns.

Seagate Technology, headquartered in George Town, Grand Cayman, Cayman Islands, is engaged in the design, manufacture and marketing of rigid disc drives, used as the primary medium for storing electronic information in systems ranging from desktop computers and consumer electronics to data centers.

Starbucks Corporation, headquartered in Seattle, Washington, buys and roasts whole bean coffees and sells its own brand of specialty coffee. The company has retail operations in North America and the Pacific Rim. The company also produces and sells the bottled "Frappucino" coffee drink and a line of ice creams.

Suncor Energy, Inc., headquartered in Calgary, Alberta, Canada, is a Canadian energy company producing natural gas in Western Canada. The company has a refining and marketing business in Ontario and operates a retail business under the brand name "Sunoco."

TXU Corp., headquartered in Dallas, Texas, is a holding company which, through its subsidiaries, engages in the generation, purchase and distribution of electricity; the processing, transmission, distribution and marketing of natural gas; and power development and telecommunications.

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Advanced Energy Industries, Inc., headquartered in Fort Collins,
Colorado, develops and manufactures components and subsystems for vacuum process systems. The company's systems are used by semiconductor and flat panel display manufacturers and other industrial manufacturing equipment that utilize gaseous plasmas to deposit or etch thin film layers on materials such as silicon and glass.

Advent Software, Inc., headquartered in San Francisco, California, is a provider of stand-alone and client/server software products, data interfaces and related services that automate and integrate certain mission-critical functions of investment management organizations.

Ansoft Corporation, headquartered in Pittsburgh, Pennsylvania, develops electronic design automation software used in technology products and industries. The company's software is used to design electronic products such as cellular phones, Internet-access devices, broadband networking components and systems, integrated circuits, printed circuit boards, automotive electronic systems and power electronics.

Atlas Air Worldwide Holdings, Inc., headquartered in Purchase, New York, provides aircraft, crew and maintenance to major airlines globally. It is the parent company of Atlas Air, Inc. and Polar Air Cargo, Inc. The company also provides military and commercial air charter services.

Atlas America, Inc., headquartered in Moon Township, Pennsylvania, an energy company, engages in the development, production, and transportation of natural gas and oil in the western New York, eastern Ohio and western Pennsylvania region of the Appalachian Basin.

Blackbaud, Inc., headquartered in Charleston, South Carolina, provides software and related services designed specifically for nonprofit organizations worldwide.

Brightpoint, Inc., headquartered in Plainfield, Indiana, is a distributor of wireless devices and accessories, and provides logistics services to mobile operators with operations centers and/or sales offices in various countries, including Australia, Colombia, Finland, France, Germany, India, New Zealand, Norway, the Philippines, the Slovak Republic, Sweden, United Arab Emirates and the United States.

Cash America International, Inc., headquartered in Fort Worth, Texas, is a provider of secured non-recourse loans, commonly referred to as pawn loans, to individuals in the United States, United Kingdom and Sweden.

CBIZ, Inc., headquartered in Cleveland, Ohio, provides professional business services such as accounting and tax, employee benefits, payroll and human resource consulting, wealth management, and property and casualty insurance services to companies in the United States. The company also provides healthcare consulting, medical practice management, internal audit, and other services.

Charlotte Russe Holding Inc., headquartered in San Diego, California, is a mall-based apparel and accessories retailer. The company markets primarily to women between the ages of 15 and 35 and operates through its "Charlotte Russe" and "Rampage" stores.

Christopher & Banks Corporation, headquartered in Plymouth, Minnesota, is a retailer of women's specialty apparel, operating retail stores through its wholly-owned subsidiary, Christopher & Banks, Inc.

Clean Harbors, Inc., headquartered in Braintree, Massachusetts, engages in the provision of environmental services and operation of non-nuclear hazardous waste treatment facilities in North America.

eCollege.com, headquartered in Chicago, Illinois, provides information services to the post-secondary education industry primarily in the United States and Canada.

Hub Group, Inc., headquartered in Downers Grove, Illinois, is an intermodal marketing company and a full-service transportation provider, offering intermodal, truck brokerage and comprehensive logistics services.

Keystone Automotive Industries, Inc., headquartered in Pomona, California, provides aftermarket collision replacement parts to collision repair shops throughout the United States. The company's products include paint and other materials used in vehicle repair in addition to automotive body parts, bumpers and auto glass.

Lufkin Industries, Inc., headquartered in Lufkin, Texas, is a vertically integrated company that designs, engineers, manufactures, sells, installs and services high quality and high value-added oil field equipment and power transmission products worldwide and highway trailers in the south central United States and in Mexico.

Metal Management, Inc., headquartered in Chicago, Illinois, is principally engaged in the business of collecting and processing ferrous and non-ferrous metals in the United States.

Mobile Mini, Inc., headquartered in Tempe, Arizona, designs and makes portable steel storage containers, portable offices and telecommunications shelters; acquires and refurbishes ocean-going shipping containers for sale and leasing; and designs and makes delivery systems to complement storage container sales and leasing activities.

Multi-Fineline Electronix, Inc., headquartered in Anaheim, California, provides assembly solutions for flexible printed circuits and various components for the electronics industry. Services include design and application engineering, testing, turnkey component assembly, prototyping and high-volume manufacturing.

NCI Building Systems, Inc., headquartered in Houston, Texas, is an integrated manufacturer of metal products for the building industry.

Netlogic Microsystems Inc., headquartered in Mountain View, California, designs and develops high-performance knowledge-based processors. The company's products are used in advanced networking systems, particularly routers, switches and networked storage devices.

NS Group, Inc., headquartered in Newport, Kentucky, produces seamless and welded tubular steel products for the energy industry in the United States.

Oplink Communications, Inc., headquartered in Fremont, California, provides products used to enhance the performance of optical networks. The company's products include fiber optic components and integrated optical modules which are sold worldwide to communication equipment suppliers.

Papa John's International, Inc., headquartered in Louisville, Kentucky, engages in the operation and franchise of pizza delivery and carryout restaurants under the trademark "Papa John's" in the United States and internationally.

Rofin-Sinar Technologies, Inc., headquartered in Plymouth, Michigan, designs, develops, engineers, manufactures and markets laser-based products, primarily used for cutting, welding and marking a range of materials.

RTI International Metals, Inc., headquartered in Niles, Ohio, manufactures and distributes titanium and specialty metal products through subsidiaries. The company's products also include extruded shapes and engineered systems and are used for aerospace, industrial and consumer applications.

Select Comfort Corporation, headquartered in Minneapolis, Minnesota, is a developer, manufacturer and marketer of adjustable-firmness beds.

Skechers U.S.A., Inc., headquartered in Manhattan Beach, California, designs and markets contemporary footwear for men, women and children. The company sells its products through department stores, specialty retailers and through its own retail stores.

SPSS Inc., headquartered in Chicago, Illinois, develops and markets an integrated line of statistical software and additional products that allow users to integrate marketplace and enterprise data with decision-making. The company's customers include marketing research, business analysis/data mining, scientific research and quality improvement analysis markets.

Superior Essex Inc., headquartered in Atlanta, Georgia, manufactures wire and cable products. The company's products are sold to original equipment manufacturers, telecommunication companies and various distributors for use in automobiles, televisions, computers, telephones, motors and other items. Product lines include magnet wire and communications wire.

Sykes Enterprises, Incorporated, headquartered in Tampa, Florida, is engaged in providing customer management solutions and services to technology-enabled companies primarily within the technology, communications and financial services markets.

Trico Marine Services, Inc., headquartered in Houma, Louisiana, operates a fleet of marine support vessels to the oil and gas industry, primarily in the Gulf of Mexico, the North Sea, Latin America and West Africa. The company's fleet includes supply vessels, large anchor handling and towing vessels, line-handling vessels and crew boats.

Trident Microsystems, Inc., headquartered in Sunnyvale, California, designs and develops graphics and multimedia integrated circuits for use in personal computers. The company's products are marketed and sold worldwide through original equipment manufacturers, original design manufacturers and system integrators.

TTM Technologies, Inc., headquartered in Santa Ana, California, is a manufacturer of printed circuit boards used in electronic products such as routers, switches, servers, memory modules and cellular base stations. The company's customers include original equipment manufacturers and electronic manufacturing services companies.

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U.S. Concrete, Inc., headquartered in Houston, Texas, is a provider of ready-mixed concrete and related products. The company services the construction industry throughout the United States.

Valmont Industries, Inc., headquartered in Omaha, Nebraska, and its subsidiaries engage in the production of fabricated metal products; concrete pole and metal tower structures; and mechanized irrigation systems, as well as provision of metal coating services.

webMethods, Inc., headquartered in Fairfax, Virginia, provides business integration and optimization software worldwide.

Wild Oats Markets, Inc., headquartered in Boulder, Colorado, operates a chain of natural foods supermarkets in the United States and Canada. The company currently operates stores under the names "Wild Oats Community Market," "Alfalfa's Market," "Beans, Grains & Things," "Oasis Fine Foods," "Uptown Whole Foods" and various other names.

World Wrestling Entertainment, Inc., headquartered in Stamford,
Connecticut, is a media and entertainment company with offices in the United States, Canada and the United Kingdom. The company has operations in live wrestling events, television programming, publishing, licensing, advertising, music and home video.

Zygo Corporation, headquartered in Middlefield, Connecticut, manufactures, designs and markets yield enhancement solutions that utilize optical metrology and automation for high-performance manufacturers.

                 Value Line(R) Target 25 Strategy Stocks

Akamai Technologies, Inc., headquartered in Cambridge, Massachusetts, provides technology to companies and government agencies to deliver Web content and applications, such as ads, video, and other high-bandwidth content. The company serves more than 1,800 customers, including "Apple," "Best Buy," "FedEx," "Microsoft," the "U.S. Department of Defense," and "XM Satellite Radio."

Amkor Technology, Inc., headquartered in Chandler, Arizona, provides semiconductor packaging and test services, as well as wafer fabrication services to semiconductor manufacturing and designing companies.

Archer-Daniels-Midland Company, headquartered in Decatur, Illinois, is engaged in the business of procuring, transporting, storing, processing and merchandising agricultural commodities and products such as oil seeds, corn and wheat.

Carpenter Technology Corporation, headquartered in Wyomissing,
Pennsylvania, manufactures, fabricates and distributes specialty metals and engineered products. The company's products include stainless steels, special alloys, ceramics, titanium products and other steel.

Christopher & Banks Corporation, headquartered in Plymouth, Minnesota, is a retailer of women's specialty apparel, operating retail stores through its wholly-owned subsidiary, Christopher & Banks, Inc.

CommScope, Inc., headquartered in Hickory, North Carolina, engages in the design and manufacture of cable and connectivity solutions for communications networks worldwide.

Dress Barn, Inc., headquartered in Suffern, New York, operates a national chain of value-priced specialty stores offering career fashion to working women. The company's stores, operating principally under the names Dress Barn and Dress Barn Woman, offer in-season, moderate-price fashion apparel.

Gardner Denver Inc., headquartered in Quincy, Illinois, manufactures reciprocating, rotary and vane compressors and blowers for industrial applications, and pumps for petroleum and other industrial applications.

Garmin Ltd., headquartered in George Town, Grand Cayman, Cayman Islands, is a provider of navigation, communications, and information devices, most of which are enabled by Global Positioning System (GPS) technology.

General Cable Corporation, headquartered in Highland Heights, Kentucky, designs, develops, manufactures, markets and distributes copper, aluminum, and fiberoptic wire and cable products to communications, electrical and energy markets. The company operates worldwide.

Group 1 Automotive, Inc., headquartered in Houston, Texas, is an operator and consolidator in the automotive retailing industry. The company owns dealerships located in Texas, Colorado, Florida, Georgia, Louisiana, New Mexico and Oklahoma.

The Gymboree Corporation, headquartered in Burlingame, California, is a specialty retailer of high-quality apparel and accessories for children ages newborn to seven years. The company operates an international chain of stores.

Hansen Natural Corporation, headquartered in Corona, California, through its subsidiaries, engages in the development, marketing, sale, and distribution of beverages in the United States and Canada.

Kirby Corporation, headquartered in Houston, Texas, through its subsidiaries, conducts operations in two business segments: marine transportation and diesel engine services.

Page 30

McDermott International, Inc., headquartered in New Orleans, Louisiana, through its subsidiaries, provides engineering, procurement, and project management services for customers involved in the production of energy worldwide.

Norsk Hydro ASA (ADR), headquartered in Oslo, Norway, transforms natural resources into industrial products and energy. The company also explores for and produces oil and gas. Products include mineral fertilizers, aluminium products, and magnesium, as well as industrial chemicals and petrochemicals. The company has operations worldwide.

Peabody Energy Corporation, headquartered in St. Louis, Missouri, mines and markets predominantly low-sulphur coal, primarily for use by electric utilities. The company also trades coal and emission allowances.

Reliance Steel & Aluminum Co., headquartered in Los Angeles, California, is a metals service center company which operates processing and distribution facilities in 27 states, Belgium, France and South Korea.

Select Comfort Corporation, headquartered in Minneapolis, Minnesota, is a developer, manufacturer and marketer of adjustable-firmness beds.

Skechers U.S.A., Inc., headquartered in Manhattan Beach, California, designs and markets contemporary footwear for men, women and children. The company sells its products through department stores, specialty retailers and through its own retail stores.

Steven Madden, Ltd., headquartered in Long Island City, New York, together with its subsidiaries, designs, sources, markets and sells fashion-forward footwear brands for women, men and children.

Swift Transportation Co., Inc., headquartered in Phoenix, Arizona, a holding company, is a national truckload carrier operating throughout the continental United States, combining regional operations with a transcontinental van operation.

Terex Corporation, headquartered in Westport, Connecticut, is a global manufacturer of equipment for the construction, infrastructure and mining industries.

TETRA Technologies, Inc., headquartered in The Woodlands, Texas, is an oil and gas services company with an integrated calcium chloride and brominated products manufacturing operation that supplies feedstocks to energy markets, as well as other markets.

Too Inc., headquartered in Columbus, Ohio, is a specialty retailer that sells apparel, underwear, sleepwear, swimwear, lifestyle and personal care products for girls ages seven to 14 years under the proprietary "Limited Too" brand name.

We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

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